UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☑  Definitive Proxy Statement
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TERREMARK WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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June 16, 2010

Dear Stockholder:

You are cordially invited to attend our 2010 annual meeting of stockholders, which will be held at 10:00 a.m. on Friday, July 16, 2010, at the NAP of the Americas, located at 50 Northeast 9th Street, Miami, Florida 33132.

At the annual meeting, stockholders will be asked to:

(1)	elect ten members to the board of directors to serve until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(2)	approve the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan;

(3)	ratify KPMG LLP as our independent registered certified public accounting firm for the 2011 fiscal year; and

(4)	to consider and act upon such other business as may properly come before the annual meeting.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in more detail the matters to be presented at the meeting and provide important information that you should consider when deciding how to vote your shares. At the meeting, you will have an opportunity to meet management and ask questions.

Please take this opportunity to become involved in the affairs of the company. Whether or not you plan to attend in person, it is important that your shares be represented and voted at the meeting. You may vote your shares in person, by mail, by telephone or over the Internet. If you choose to vote by mail, please complete, date, sign and return the enclosed proxy card in the self-addressed stamped envelope provided. Instructions regarding the methods of voting are contained in the proxy card. Voting over the Internet, by telephone or by mailing a proxy card will not deprive you of your right to attend the meeting and vote your shares in person.

We appreciate your support and look forward to seeing you at the 2010 annual meeting.

Sincerely,

Manuel D. Medina
Chairman of the Board & Chief Executive Officer

TERREMARK WORLDWIDE, INC.
One Biscayne Tower
2 South Biscayne Blvd., Suite 2800
Miami, Florida 33131

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on JULY 16, 2010

To Our Stockholders:

The 2010 annual meeting of stockholders of Terremark Worldwide, Inc. will be held at 10:00
a.m., local time, on Friday, July 16, 2010, at the NAP of the Americas, located at 50 Northeast 9th
Street, Miami, Florida 33132, for the following purposes:

(1) to elect ten members to the board of directors to serve until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(2) approve the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan;

(3) to ratify KPMG LLP as our independent registered certified public accounting firm for the 2011 fiscal year; and

(4) to consider and act upon such other business as may properly come before the annual meeting.

The board of directors is not aware of any other business scheduled for the annual meeting. Any action may be taken with respect to the foregoing proposals at the annual meeting on the date specified above or, to the extent the annual meeting is adjourned to another date, on any such date or dates to which the annual meeting is so adjourned.

Holders of record of our common stock and Series I convertible preferred stock at the close of business on May 28, 2010 are entitled to vote their shares at the meeting or at any postponements or adjournments of the meeting.

By order of the board of directors,

Adam T. Smith
Secretary

Miami, Florida
June 16, 2010

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on July 16, 2010

The proxy statement and annual report to stockholders are available at:
www.proxydocs.com/tmrk

IMPORTANT: YOU MAY VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE PROXY CARD. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.

ii

TERREMARK WORLDWIDE, INC.
2010 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors of Terremark Worldwide, Inc., a Delaware corporation (the “Company”), of proxies to be voted at the 2010 annual meeting of stockholders. The meeting will be held on Friday, July 16, 2010, at 10:00 a.m., local time, at the NAP of the Americas, located at 50 Northeast 9th Street, Miami, Florida 33132, and at any adjournments or postponements of the meeting. This proxy statement and the accompanying notice of annual meeting summarize the purposes of the meeting and provide information that you should consider when deciding how to vote your shares.

This proxy statement and the form of proxy are first being sent to stockholders on or about June 16, 2010. You should review this information in conjunction with our 2010 Annual Report to Stockholders, which accompanies this proxy statement.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will vote on:

•	the election of ten members to the board of directors to serve until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified;

•	the approval of the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan to increase the number of shares of common stock covered by the plan from 5,500,000 to 10,500,000 and to amend the performance criteria under the plan; and

•	the ratification of KPMG LLP (“KPMG”) as our independent registered certified public accounting firm for the 2011 fiscal year.

In addition, we will report on our performance and respond to questions from our stockholders.

Who can attend the meeting?

All holders of our common stock and Series I convertible preferred stock at the close of business on May 28, 2010 (the “Record Date”), or their duly appointed proxies, may attend. If your shares are held in the name of your broker or bank, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification.

Who can vote at the meeting?

You can vote if you were a record holder of our common stock or Series I convertible preferred stock at the close of business on the Record Date.

How many votes do I have?

Holders of our common stock have one vote for each share of common stock that they own. Holders of our Series I convertible preferred stock have 3,333 votes for each share of Series I convertible preferred stock that they own, and such holders vote together with holders of our common stock.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum. As of the Record Date, 65,335,803 shares of our common stock and 310 shares of our Series I convertible preferred stock were issued and outstanding. The shares of our

Series I convertible preferred stock represent an aggregate of 1,034,667 votes. Abstentions and broker non-votes are included in the calculation of the number of shares considered to be present at the meeting.

If less than a majority of the outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before the adjournment.

How do I vote?

You may vote by mail, by telephone, over the Internet or in person at the meeting. Whether you plan to attend the meeting or not, we strongly encourage you to vote your shares by mail, by telephone or over the Internet. Voting by proxy will not affect your right to attend the meeting or to vote in person.

If you properly complete and sign the accompanying proxy card and return it to us, it will be voted as you direct. You may also deliver your completed proxy card in person at the meeting. Stockholders who hold their shares in “street name” in an account with a bank, brokerage firm or other financial intermediary, and who wish to vote at the meeting, will need to obtain a proxy from the institution that holds their shares.

Stockholders should review their proxy card for voting instructions. Please follow the directions on your proxy card carefully. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that would be borne by the stockholders.

The deadline for voting by mail or Internet is 11:59 p.m. on July 15, 2010.

Can I change my vote after I return my proxy card or otherwise revoke my proxy?

Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the proxy is exercised by:

•	delivering written notice to our Corporate Secretary at Terremark Worldwide, Inc., One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2800, Miami, Florida 33131;

•	executing and delivering to our Corporate Secretary at the address above a proxy bearing a later date;

•	attending the annual meeting in person, at which time the powers of the proxy holders will be suspended if you so request; or

•	submitting a vote by telephone or via the Internet with a later date.

Your attendance at the annual meeting will not by itself revoke a previously granted proxy.

How does the board of directors recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board of directors recommends that you vote as follows:

•	“FOR” the re-election of all director nominees named in “Proposal 1: Election of Directors” contained in this proxy statement;

•	“FOR” the approval of the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan, as described in “Proposal 2: Approval of the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Compensation Plan” contained in this proxy statement; and

•	“FOR” the ratification of KPMG as our independent registered certified public accounting firm for the 2011 fiscal year, as described in “Proposal 3: Ratification of the Appointment of Independent Accountant” contained in this proxy statement.

The board of directors does not know of any other matters that may be brought before the meeting and does not foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board of directors nominees. In the event that any other matter should properly come before the meeting or any board of directors nominee is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each proposal?

Assuming a quorum is present at the meeting:

Election of Directors.  Nominees for directors are elected by a plurality of the votes cast, and the ten individuals receiving the highest number of votes cast “FOR” their election will be elected.

All Other Proposals.  For any other proposal, including the approval of the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan and the ratification of our independent registered public accountant, the affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, will be required for approval.

If I hold shares in the name of a broker, bank or other nominee, who votes my shares?

If your shares are held in “street name” (that is, if they are held in the name of a bank, broker or other nominee), you will receive instructions on how to vote from your bank, broker or other nominee. It will then be the nominee’s responsibility to vote your shares for you in the manner you direct.

Under applicable rules of national securities exchanges, brokers may generally vote on routine matters, such as the ratification of independent auditors, but may not vote on non-routine matters, such as the adoption or amendment of a stock incentive plan, unless they have received voting instructions from the person for whom they are holding shares. Recent changes have made the election of directors a “non-routine” matter. Consequently, it is very important that you vote your shares for the election of directors. If there is a non-routine matter presented to stockholders at a meeting and your broker does not receive instructions from you on how to vote on that matter, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. That is generally referred to as a “broker non-vote.”

Because the matters to be voted upon at the annual meeting include two non-routine matters, specifically the election of directors and the approval of the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan, we strongly encourage you to provide instructions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This will ensure that your shares are voted at the meeting.

If your shares are held in “street name” and you wish to vote in person at the meeting, you should contact the broker or other nominee who holds your shares to obtain a broker’s proxy card that you can bring with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum, but they are not counted as votes either in favor of or against the election of the nominees for director.

If you vote to “ABSTAIN” on any matter, that will have the same effect as a vote “AGAINST” any matter that requires approval by a majority of shares represented at the meeting, including the approval of the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan and the ratification of our independent registered public accountant.

Broker non-votes will not be considered entitled to vote on the approval of the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan and therefore will not be counted in determining the number of votes necessary for approval.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing this proxy statement, the notice of meeting and the enclosed proxy card. Our employees may solicit proxies in person or by telephone, mail, e-mail or facsimile. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to the beneficial owners of our common stock and our Series I convertible preferred stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

How is the meeting conducted?

The Chairman has broad authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot assure you that every stockholder who wishes to speak on an item of business will be able to do so. The Chairman may also rely on applicable law regarding disruptions or disorderly conduct to ensure that the meeting is conducted in a manner that is fair to all stockholders. Stockholders making comments during the meeting must do so in English so that the majority of stockholders present can understand what is being said.

Our principal executive offices are located at One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2800, Miami, Florida 33131, and our telephone number is (305) 961-3200. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at our offices for a period of ten days immediately prior to the meeting and at the meeting itself.

Can I obtain a copy of this proxy statement on the Internet?

This proxy statement and our Annual Report to Stockholders are available at www.proxydocs.com/tmrk.

Do I need to bring anything to the meeting?

If you are a stockholder eligible to vote at the meeting and you would like to attend the meeting and vote in person, then you must bring a valid government-issued photo identification, such as a driver’s license or passport, to verify your identity.

Where do I find the voting results of the meeting?

We will announce the voting results at the meeting. The voting results will also be disclosed in our Current Report on Form 8-K that we will file no later than the fourth business day after the later of the annual meeting or any adjournment or postponement thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our capital stock as of the Record Date held by:

•	each of our directors;

•	each of our executive officers;

•	all of our directors and executive officers as a group; and

•	each person known by us to beneficially own more than 5% of our outstanding common stock or Series I convertible preferred stock.

As of the Record Date, 65,335,803 shares of our common stock and 310 shares of our Series I convertible preferred stock were issued and outstanding. The outstanding shares of our Series I convertible preferred stock, as of the Record Date, were convertible into 1,034,667 shares of our common stock.

Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock and Series I convertible preferred stock, as applicable, shown as beneficially owned by them. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock and Series I convertible preferred stock, as applicable, subject to options, warrants and convertible securities held by that person that are exercisable or convertible as of the record date for the meeting or that will become exercisable or convertible within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person.

Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G and Form 4 filings by such persons with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated, the mailing address for each person listed in the following table is c/o Terremark Worldwide, Inc., One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2800, Miami, Florida 33131.

	Common Stock Beneficially Owned
			Percentage of
			Common Stock
	Number of Shares		Outstanding

Cyrte Investments GP I BV	10,074,845	(1)	15.4%
Sun Equity Assets Limited	5,402,234	(2)	8.3%
Manuel D. Medina	4,619,051	(3)	7.1%
Chairman of the Board of Directors, President and Chief Executive Officer
VMware Bermuda Limited	4,000,000	(4)	6.1%
Ashford Capital Management, Inc.	3,201,000	(5)	4.9%
Joseph R. Wright, Jr.	371,568	(6)	*
Vice Chairman of the Board of Directors
Guillermo Amore	363,388	(7)	*
Director
Timothy Elwes	316,500	(8)	*
Director
Jose A. Segrera	465,309	(9)	*
Chief Financial Officer
Nelson Fonseca	238,871	(10)	*
Chief Operating Officer
Marvin Wheeler	460,261	(11)	*
Chief Strategy Officer
Jamie Dos Santos	159,166	(12)	*
Chief Executive Officer of Terremark Federal Group, Inc.
Antonio S. Fernandez	131,257	(13)	*
Director
Adam T. Smith	318,768	(14)	*
Chief Legal Officer
Arthur L. Money	84,000	(15)	*
Director
Marvin S. Rosen	81,250	(16)	*
Director
Rodolfo A. Ruiz	79,000	(17)	*
Director
Frank Botman	—		*
Director
Melissa Hathaway	—		*
Director
All current executive officers and directors as a group (15 persons)	7,668,388		11.8%

	Series I Convertible Preferred Stock
	Beneficially Owned
			Percentage of
			Series I
			Convertible
			Preferred Stock
	Number of Shares		Outstanding

Series I Convertible Preferred Stock:
CRG, LLC	100	(18)	32.3%
L.S. Sarofim 2008 GRAT	78	(19)	25.2%
Guazapa Properties, Inc.	48	(20)	15.5%
Promosiones Bursatiles, S.A.	28	(21)	9.0%
Palmetto, S.A.	20	(22)	6.5%

*	Less than 1%

(1)	Based solely on information contained in Amendment No. 8 to Schedule 13D and Form 4 filed by the holder with the SEC on October 8, 2007 and February 20, 2009, respectively. Each of Stichting Administratiekantoor Talpa Beheer, Talpa Beheer BV, Talpa Capital Holding BV, Cyrte Investments BV, Cyrte Fund I CV and Johannes Hendrikus Hubert de Mol may be deemed to be beneficial owners, as well as share the power to vote and dispose, of the shares directly owned by Cyrte Investments GP by virtue of the fact that: Stichting owns all of the outstanding capital stock of Talpa; Mr. de Mol is the sole director (bestuurder) of Talpa, an entity which has a 55% ownership interest in Talpa Capital Holding and is a limited partner of Cyrte Fund; Talpa Capital Holding has a 75% ownership interest in Cyrte Investments; Cyrte Investments is the manager of the investment portfolio held by Cyrte Fund and owns all of the outstanding capital stock of Cyrte Investments GP; and Cyrte Investments GP is the general partner of Cyrte Fund. Each of Stichting, Talpa, Talpa Capital Holding, Cyrte Investments, Cyrte Fund and Mr. de Mol disclaims beneficial ownership of such shares for all other purposes. The address of the beneficial owner is Flevolaan 41A, 411 KC Naarden P.O. Box 5081 The Netherlands.

(2)	Based solely on information contained in Form 4 filed by Francis Lee, the controlling shareholder of Sun Equity Assets Limited, with the SEC on April 9, 2007. The address of the beneficial owner is P.O. Box N-65, Charlotte House, Nassau C5 C5.

(3)	Includes 191,500 shares of our common stock issuable upon exercise of options and 211,500 shares of nonvested stock. Includes 225,523 shares of our common stock which are held of record by Communications Investors Group, an entity in which Mr. Medina is a partner and holds a 50% interest. Also includes 500,000 shares of our common stock which are held of record by MD Medina Investments, LLC, an entity in which Mr. Medina is a partner and holds a controlling interest.

(4)	VMware Bermuda Limited’s address is c/o VMware, Inc., 3401 Hillview Ave, Palo Alto CA 94304.

(5)	Based solely on information contained in Schedule 13G, as amended, filed with the SEC on March 9, 2010, Ashford Capital Management, Inc. is a registered investment advisor, and the reported shares of our common stock are held in separate individual client accounts, two separate limited partnerships and six commingled funds.

(6)	Includes 61,500 shares of our common stock issuable upon exercise of options. Does not include 10,000 shares held in trust for the benefit of Mr. Wright’s grandchildren and 1,000 shares held by his sister with respect to which Mr. Wright disclaims ownership.

(7)	Includes 61,500 shares issuable upon exercise of options, 17,500 shares owned by Mr. Amore’s sibling, over which Mr. Amore has investment control. Does not include (i) 159,393 shares and (ii) 26,667 shares which may be acquired upon the conversion of shares of Series I convertible preferred stock, all of which are owned by Margui Family Partners, Ltd. with respect to which Mr. Amore disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(8)	Includes 61,500 shares of our common stock issuable upon exercise of options.

(9)	Includes 150,000 shares of our common stock issuable upon exercise of options and 86,666 shares of nonvested stock.

(10)	Includes 70,933 shares of our common stock issuable upon exercise of options and 88,332 shares of nonvested stock.

(11)	Includes 140,500 shares of our common stock issuable upon exercise of options, 86,666 shares of nonvested stock and 5,000 shares owned by Mr. Wheeler’s sister.

(12)	Includes 102,500 shares of our common stock issuable upon exercise of options and 23,333 shares of nonvested stock.

(13)	Includes 51,500 shares of our common stock issuable upon exercise of options, 6,667 shares which may be acquired upon conversion of our Series I convertible preferred stock.

(14)	Includes 58,000 shares of our common stock issuable upon exercise of options and 86,666 shares of nonvested stock.

(15)	Includes 51,500 shares of our common stock issuable upon exercise of options.

(16)	Includes 63,750 shares of our common stock issuable upon exercise of options and nonvested stock.

(17)	Includes 51,500 shares of our common stock issuable upon exercise of options.

(18)	Represents 100 shares of Series I convertible preferred stock which are convertible into, and have voting rights equivalent to 333,333 shares of our common stock. Christian Altaba is the natural person with voting and investment control over the shares.

(19)	Represents 78 shares of Series I convertible preferred stock which are convertible into, and have voting rights equivalent to 260,000 shares of our common stock.

(20)	Represents 48 shares of Series I convertible preferred stock which are convertible into, and have voting rights equivalent to 160,000 shares of our common stock. Heinrich Adolf Hans Herweg is the natural person with voting and investment control over the shares.

(21)	Represents 28 shares of Series I convertible preferred stock which are convertible into, and have voting rights equivalent to 93,333 shares of our common stock. Roberto Solis Monsato is the natural person with voting and investment control over the shares.

(22)	Represents 20 shares of Series I convertible preferred stock which are convertible into, and have voting rights equivalent to 66,667 shares of our common stock. Antonio De Requero is the natural person with voting and investment control over the shares.

Shareholders Agreement

Under the terms of a Shareholders Agreement, dated as of May 15, 2000, Sun Equity Assets Limited and Paradise Stream (Bahamas) Limited, on the one hand, and TCO Company Limited, Manuel D. Medina, Willy Bermello and ATTU Services, Inc., on the other hand, the shareholders party to the Agreement have agreed to vote in favor of the election of two nominees, as designated by Sun Equity Assets Limited, who will be elected to the executive committee of our board of directors. Sun Equity Assets Limited did not exercise its nominating rights during the fiscal year ended March 31, 2010, and we do not currently have an executive committee.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the annual meeting, the stockholders will elect ten directors for a one-year term expiring at the next annual meeting. Each elected director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

Upon the recommendation of our Nominating and Corporate Governance Committee, our board of directors has nominated ten persons for election at this annual meeting, and our board of directors recommends that you vote “FOR” the election of each of those persons. Each of the nominees currently serves as a member of our board of directors.

Our board of directors recommends that the persons named below be elected as our directors, and we intend that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions. Unless the proxy is marked so as to withhold authority to vote for any individual nominee or for all nominees, the shares represented by each executed and returned proxy card will be voted “FOR” the election of the nominees proposed by the board of directors (unless one or more nominees is unable or unwilling to serve). We have no knowledge that any of the nominees will refuse or be unable to serve as directors, but if any of the nominees becomes unavailable for election, the holders of proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting, or the size of the board of directors will be fixed at a lower number.

The directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE YOUR SHARES “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

Nominees for Election to the Board of Directors

The names of the nominees for election to our board of directors, and certain information about these nominees, are set forth below. We identify and describe the key experience, qualifications and skills our directors bring to the Board that are important in light of Terremark’s business and structure. The directors’ experiences, qualifications and skills that the Board considered in their re-nomination are included in their individual biographies.

•	Leadership experience. We believe that directors with experience in significant leadership positions such as CEO and CFO provide the company with special insights. These people generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in other. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Through their service as top leaders at other organizations, they also have access to important sources of market intelligence, analysis and relationships that benefit the company.

•	Finance experience. We believe that an understanding of finance and financial reporting processes is important for our directors. The company measures its operating and strategic performance by reference to financial targets. We seek to have directors who are financially knowledgeable.

•	Industry experience. We seek to have directors with experience as executives, directors or in other leadership positions in the industry in which we participate in.

•	Government experience. We seek directors with governmental experience because of our interactions with a variety of governing agencies, both as customers and regulatory bodies. The company recognizes the importance of working constructively with governments around the world and values directors with this experience.

•	Technology and education experience. As a technology based company, we seek directors with backgrounds in technology and education because our success depends on developing and accessing new ideas.

Name	Age	Position

Manuel D. Medina	57	Chairman of the Board of Directors, President and Chief Executive Officer
Joseph R. Wright, Jr.	71	Vice Chairman of the Board of Directors
Guillermo Amore	71	Director
Timothy Elwes	74	Director
Antonio S. Fernandez	70	Director
Arthur L. Money	70	Director
Marvin S. Rosen	69	Director
Rodolfo A. Ruiz	61	Director
Frank Botman	44	Director
Melissa Hathaway	41	Director

Manuel D. Medina, 57, has served as Chairman of the Board, President and Chief Executive Officer since April 2000, the date that we merged with AmTec, as well as in those positions with Terremark since its founding in 1982. In addition, Mr. Medina is a managing partner of Communication Investors Group, one of our investors. Before founding Terremark as an independent financial and real estate consulting company, Mr. Medina, a certified public accountant, worked with Price Waterhouse after earning a Bachelor of Science degree in Accounting from Florida Atlantic University in 1974.

Mr. Medina’s qualifications:

•	Leadership experience — Chairman of the Board, President and Chief Executive Officer since April 2000.

•	Finance experience — Mr. Medina, a certified public accountant, worked with Price Waterhouse.

•	Industry experience — Mr. Medina is a managing partner of Communication Investors Group.

Joseph R. Wright Jr., 71, has served as our Vice Chairman of the Board since April 2000. Mr. Wright is currently Senior Advisor to Providence Equity, a leading private equity firm focused on media, entertainment, communications and information investments, and The Chart Group L.P., which is merchant banking firm investing companies that are focused on government related services. Previously, Mr. Wright was Vice Chairman and then Chief Executive Officer of Scientific Games, a leading supplier of server-based systems and services to lotteries worldwide. From July 2006 to April 2008, Mr. Wright served as Chairman of Intelsat, the world’s leading provider of satellite/fiber services with a global fleet of 55 satellites servicing over 200 countries, and from August 2001 to July 2006 as Chief Executive Officer of PanAmSat, a publicly-listed satellite-based services business, which was acquired by Intelsat in 2006. Before PanAmSat, he was Chairman of GRC International Inc., a public company providing advanced information technology, internet and software technologies to government and commercial customers, which was sold to AT&T, was Co-Chairman of Baker & Taylor Holdings, Inc., an international book/video/software distribution and e-commerce company owned by The Carlyle Group and was Executive Vice President, Vice Chairman and Director of W.R. Grace & Company, Chairman of Grace Energy Company and President of Grace Environmental Company. Mr. Wright also serves on the Board of Directors/Advisors of Federal Signal, Scientific Games, Cowen Group, The Defense Business Board, Council on Foreign Relations, the Committee for the Responsible Federal Budget and the New York Economic Club.

Mr. Wright’s qualifications:

•	Leadership experience — Has served as our Vice Chairman of the Board since April 2000.

•	Finance experience — Mr. Wright is currently Senior Advisor to The Chart Group, L.P.

•	Industry experience — Mr. Wright was Chief Executive Officer of Scientific Games and Mr. Wright served as Chairman of Intelsat, the world’s leading provider of satellite/fiber services.

•	Government experience — Mr. Wright also serves on the Board of Directors/Advisors of Federal Signal, the Defense Business Board, the Defense Science Board task force on interoperability, Performance Measurement Advisory Council of the Office of Management and Budget (The White House), the Network Reliability and Interoperability Council of the Federal Communications Commission, the Media Security and Reliability Council of the Federal Communications Commission, the Council on Foreign Relations, the Committee for the Responsible Federal Budget and the New York Economic Club.

Guillermo Amore, 71, has served as a member of our board of directors since February 2001. From August 2000 to February 2001, Mr. Amore served as the President and Chief Operating Officer of our wholly-owned subsidiary, Terremark Latin America, Inc., prior to which he served as Chairman and Chief Executive Officer of Spectrum Telecommunications Corporation until its acquisition. Mr. Amore has nearly 42 years of telecommunications experience, much of it focused on the developing markets of Latin America and the Caribbean. During his tenure at GTE Corporation, he built an extensive network of contacts in the region. These contacts served him well in business development and regulatory affairs during his stewardship of Grupo Isacell S.A. of Mexico and of Spectrum Telecommunications. Mr. Amore holds an MBA from Harvard University and a Bachelors degree in Science in Electrical Engineering from Pontificia Universidad Javeriana, Colombia.

Mr. Amore’s qualifications:

•	Leadership experience — Served as a member of our board of directors since February 2001. From August 2000 to February 2001, Mr. Amore served as the President and Chief Operating Officer of our wholly-owned subsidiary, Terremark Latin America, Inc., prior to which he served as Chairman and Chief Executive Officer of Spectrum Telecommunications Corporation until its acquisition.

•	Industry experience — Mr. Amore has nearly 42 years of telecommunications experience, much of it focused on the developing markets of Latin America and the Caribbean.

•	Technology and education experience — Mr. Amore holds an MBA from Harvard University and a Bachelors degree in Science in Electrical Engineering from Pontificia Universidad Javeriana, Colombia.

Timothy Elwes, 74, has served as a member of our board of directors since April 2000. Mr. Elwes also served as a member of the board of directors of Timothy Elwes & Partners Ltd., a financial services company, between May 1978 and October 1994, the business of which was merged into Fidux Trust Co. Ltd. in December 1995. Since December 2000 he has served as an independent financial services consultant.

Mr. Elwes’ qualifications:

•	Leadership experience — Has served as a member of our board of directors since April 2000.

•	Finance experience — Mr. Elwes served as a member of the board of directors of Timothy Elwes & Partners Ltd., a financial services company.

Antonio S. Fernandez, 70, was elected to our board of directors in September 2003. In 1970, Mr. Fernandez was a Systems Engineering Manager at Electronic Data Systems (EDS). In 1971, Mr. Fernandez joined DuPont Glore Forgan as a Vice-President in Operations. In 1974, he joined Thomson McKinnon as Director of Operations and Treasurer. In 1979, he was Director of Operations and Treasurer at Oppenheimer & Co. Inc., where he also served as Chief Financial Officer from 1987 until 1994 and a member of the board of directors from 1991 until 1998. In 1991, Mr. Fernandez founded and headed the International Investment Banking Department at Oppenheimer & Co. and served in that capacity until 1999. Mr. Fernandez served on the board of Banco Latinoamericano de Exportaciones from 1992 until 1999. He also served as Trustee of Mulhenberg College, PA from 1995 until 1998. From 2004 to 2009, Mr. Fernandez was a director of Spanish Broadcasting

Systems, an operator of radio stations in the U.S. He graduated from Pace University, NY in 1968 with a Bachelors in Business Administration.

Mr. Fernandez’ qualifications:

•	Leadership experience — Has served on our board of directors in since 2003.

•	Technology and education experience — Mr. Fernandez was a Systems Engineering Manager at Electronic Data Systems (EDS).

•	Industry experience — Mr. Fernandez at DuPont Glore Forgan was a Vice-President in Operations.

•	Finance experience — He was Director of Operations and Treasurer at Oppenheimer & Co. Inc., where he also served as Chief Financial Officer. Fernandez founded and headed the International Investment Banking Department at Oppenheimer & Co.

Arthur L. Money, 70, has served as a member of our board of directors since May 2003. Since September 2002, Mr. Money has been a member of the board of directors of SafeNet, a provider of Information Technology security solutions. From 1999 to 2001, Mr. Money was the Assistant Secretary of Defense (C3I) and Department of Defense CIO. Prior to this, Mr. Money served as the Assistant Secretary of the Air Force for Research, Development, and Acquisition, and was Vice President and Deputy General Manager of TRW. From 1989 to 1995, Mr. Money was President of ESL, Inc. He has received distinguished public service awards from the U.S. Department of Defense (Bronze Palm), the U.S. Air Force, and the U.S. Navy. He is currently President of ALM Consulting, specializing in command control and communications, intelligence, signal processing and information processing. Mr. Money received his Master of Science Degree in Mechanical Engineering from the University of Santa Clara and his Bachelor of Science Degree in Mechanical Engineering from San Jose State University.

Mr. Money’s qualifications:

•	Leadership experience — Has served as a member of our board of directors since May 2003.

•	Government experience — Mr. Money served as the Assistant Secretary of the Air Force for Research, Development, and Acquisition, and was Vice President and Deputy General Manager of TRW.

•	Industry experience — Mr. Money has been a member of the board of directors of SafeNet, a provider of Information Technology security solutions.

Marvin S. Rosen, 69, has served as a member of our board of directors since April 2000. Mr. Rosen is a co-founder and Chairman of the board of directors of Fusion Telecommunications International and served as its Vice Chairman from December 1998 to April 2000 and has served as its Chief Executive Officer since April 2000. Since 2004, Mr. Rosen has been a Managing Partner at Diamond Edge Capital Partners, L.L.C. From September 1995 through January 1997, Mr. Rosen served as the Finance Chairman of the Democratic National Committee. Mr. Rosen has served on the board of directors of the Robert F. Kennedy Memorial since 1995 and Fusion Telecommunications International, Inc., since 1997, where he has also been Vice-Chairman since December 1998. Mr. Rosen received his Bachelor of Science degree in Commerce from the University of Virginia, his LL.B. from Dickinson School of Law and his LL.M. in Corporations from New York University Law School.

Mr. Rosen’s qualifications:

•	Leadership experience — Has served as a member of our board of directors since April 2000.

•	Industry experience — Mr. Rosen is a co-founder and Chairman of the board of directors of Fusion Telecommunications International.

•	Finance experience — Mr. Rosen has been a Managing Partner at Diamond Edge Capital Partners, L.L.C.

Rodolfo A. Ruiz, 61, has served as a member of our board of directors since July 2003. Since 2004, Mr. Ruiz has served as Executive Vice President — Spirits for Southern Wine and Spirits of America, Inc. From 1979 to 2003, Mr. Ruiz held a series of senior management positions within the Bacardi organization, inclusive of having served as President and Chief Executive Officer of Bacardi Global Brands, President and Chief Executive Officer of Bacardi Asia/Pacific Region, and several senior executive sales, marketing, financial and operations positions within Bacardi USA. Prior to joining Bacardi, from 1966 to 1979, Mr. Ruiz, in his capacity as a certified public accountant, served as a Senior Auditor, Senior Internal Auditor and Audit Manager with Price Waterhouse & Co. for a wide variety of public and private clients and projects in the United States and Mexico, as well as throughout Latin America, interspersed by a term, from 1973 to 1975, with International Basic Economy Corp, otherwise known as IBEC/Rockefeller Group. Mr. Ruiz holds a Bachelor of Business degree from the University of Puerto Rico.

Mr. Ruiz’ qualifications:

•	Leadership experience — Has served as a member of our board of directors since July 2003. Mr. Ruiz has served as Executive Vice President — Spirits for Southern Wine and Spirits of America, Inc.

•	Finance experience — Mr. Ruiz, is a certified public accountant and served as a Senior Auditor, Senior Internal Auditor and Audit Manager with Price Waterhouse & Co.

Frank Botman, 43, has served as a member of our board of directors since September 2009. Mr. Botman began his career in 1989 with HSBC in Investment Management and Research, and then as a fund manager with IBM Pension Fund from 1992 to 1994 where he managed the Dutch equity portfolio and European venture capital portfolio. After working at IBM Pension Fund, Mr. Botman founded HAL Capital Management in 1994 where he served as Managing Director. He joined Cyrte Investments B.V. in 2000 (f/k/a Talpa Capital B.V.), a private investment company, as a founder and Managing Director and Head of the Investment Team. Cyrte Investments is a European investment boutique that seeks to invest in media, entertainment, telecom and technology companies. As of September 27, 2007, Cyrte Investments operates as a subsidiary of Delta Lloyd Asset Management NV. Mr. Botman currently serves on the boards of Endemol, Forthnet and RTL Nederland. Mr. Botman holds a degree in commercial economics and business administration from the HEAO Amsterdam.

Mr. Botman’s qualifications:

•	Finance experience — Mr. Botman began his career with HSBC in Investment Management and Research, and then worked as a fund manager with IBM Pension Fund where he managed the Dutch equity portfolio and European venture capital portfolio.

•	Leadership experience — Mr. Botman founded HAL Capital Management.

Melissa Hathaway, 41, was appointed to our board of directors on February 5, 2010. Ms. Hathaway brings more than 20 years of high-level public and private-sector experience and is considered one of the leading experts on cyber security matters, having served in two Presidential administrations. Ms. Hathaway is President of Hathaway Global Strategies, LLC and a Senior Advisor at Harvard Kennedy School’s Belfer Center, roles she has held since August 2009. Previously, from February 2009 to August 2009, she led the development of the Cyberspace Policy Review in her role as the Acting Senior Director for Cyberspace in the National Security Council of President Barack Obama’s administration. Prior to that, from March 2007 to February 2009, Ms. Hathaway served as Cyber Coordination Executive and Director of the Joint Interagency Cyber Task Force in the Office of the Director of National Intelligence under President George W. Bush. Before working in the Obama and Bush administrations, from June 1993 to February 2007, Ms. Hathaway was a Principal with Booz Allen & Hamilton, Inc., where she led the information operations and long-range strategy and policy support business units. Her efforts at Booz Allen supported key offices within the Department of Defense and Intelligence Community, including the U.S. Southern Command, the U.S. Pacific Command, the Office of the Secretary of Defense for Net Assessment, the Central Intelligence Agency, the Defense Intelligence Agency and the Office of the Director of National Intelligence. Ms. Hathaway earned a B.A. from the American University in Washington DC and has completed graduate studies in international economics and technology transfer policy and is a graduate of the US Armed Forces Staff College with a special certificate in Information Operations.

Ms. Hathaway’s qualifications:

•	Industry experience — Ms. Hathaway brings more than 20 years of high-level public and private-sector experience

•	Government experience — Ms. Hathaway is considered one of the leading experts on cyber security matters and has served in two Presidential administrations.

•	Leadership experience — Ms. Hathaway is President of Hathaway Global Strategies, LLC and a Senior Advisor at Harvard Kennedy School’s Belfer Center.

CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our board of directors, except with respect to those matters reserved to our stockholders. Our board of directors establishes our overall corporate policies, reviews the performance of our senior management in executing our business strategy and managing our day-to-day operations, acts as an advisor to our senior management and reviews our long-term strategic plans. The mission of our board of directors is to further the long-term interests of our stockholders. Members of our board of directors are kept informed of our business through discussions with our management, primarily at meetings of the board of directors and its committees, and through reports and analyses presented to them. Additionally, in the performance of their respective duties, the board of directors and each of its three standing committees — audit, compensation and nominating and corporate governance — has the authority to retain, at our expense, outside counsel, consultants or other advisors.

Our board of directors held a total of 6 meetings and took 2 actions by written consent during our fiscal year ended March 31, 2010. Each director except Arthur L. Money, Joseph R. Wright, Jr. and Frank Botman attended at least 75% of the total number of fiscal year 2010 meetings of our board of directors and each committee on which he served. We have no formal policy regarding attendance by our directors at our annual stockholder meetings, although we encourage attendance and most of our directors have historically attended these meetings. Two (2) of our directors attended last year’s annual meeting of stockholders.

Our executive officers are elected annually by our board of directors and serve at the discretion of the board of directors. Our directors hold office until the expiration of their respective terms or until their successors have been duly elected and qualified.

Board Leadership Structure

Mr. Manuel D. Medina serves as both our Chairman of the Board and Chief Executive Officer. At this time, the board of directors believes that Mr. Medina’s dual role serves the best interests of the Company and our stockholders. As Chairman of the Board, Mr. Medina consults with the chairpersons of the committees of the board of directors and establishes the agenda for each meeting of the board of the directors. As one of our founders and our Chairman of the Board and Chief Executive Officer since inception, Mr. Medina is uniquely suited to lead our board of directors and to ensure that critical business issues are brought before the board of directors. We believe that Mr. Medina’s guidance enables the board of directors to efficiently and effectively develop and implement business strategies and oversee our risk management efforts.

The board of directors appreciates that the advantages gained by having a single Chairman of the Board and Chief Executive Officer must be viewed in light of potential independence concerns. However, the board of directors believes that we have adequate safeguards in place to address those concerns. The board of directors meets regularly, and each director is an equal participant in each discussion made by the full board of directors.

Each of our directors has access to our management. As necessary or appropriate, the board of directors and its committees may also retain outside legal, financial or other advisors.

Board Role in Risk Oversight

The board of directors carries out its role in the oversight of risk both directly and through committees. The board of directors’ direct role includes the consideration of risk in the strategic and operating plans that are presented to it by management. The various committees established by the board of directors carry out the board of directors’ oversight of risk as follows:

•	the Audit Committee oversees the integrity of the Company’s financial reporting process and internal control environment, legal and regulatory compliance, qualifications of our independent registered public accounting firm, performance of our internal audit function, financial and disclosure controls, adherence to the Company’s Code of Business Conduct and Code of Ethics and makes determinations regarding significant transactions with related parties;

•	the Compensation Committee determines the compensation of our Chief Executive Officer, reviews the compensation of our other executive officers and directors, administers benefit plans and policies with respect to our executive officers and considers whether any of those plans or policies create risks that are likely to have a material adverse effect on the Company; and

•	the Nominating and Corporate Governance Committee is responsible for the selection and retention of directors, the evaluation of directors and director nominees and the recommendation of director nominees.

While our board of directors oversees our management of risk as outlined above, management is responsible for identifying and managing risks.

Code of Business Conduct and Ethics

We maintain a Code of Business Conduct that is applicable to all employees and directors. Additionally, we maintain a Code of Ethics that is applicable to our Chief Executive Officer and senior financial officers. These codes require continued observance of high ethical standards, including, but not limited to, honesty, integrity and compliance with the law. The Code of Ethics for our Chief Executive Officer and senior financial officers is publicly available on our website at www.terremark.com under “Investor Relations”. Additionally, amendments to or waivers from our Code of Ethics are also available on our website at the foregoing address. Violations under either code of conduct must be reported to the Audit Committee. Each of the foregoing codes of conduct may be obtained in printed form and without charge by writing to the Vice President of Investor Relations at Terremark Worldwide, Inc., One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2800, Miami, Florida 33131. Information contained on our website is not incorporated in, and does not form a part of, this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that our directors, executive officers and holders of 10% or more of our outstanding common stock (the “Reporting Persons”) file reports of ownership and changes in ownership with the SEC. Such persons are also required to furnish us with copies of all Section 16(a) forms they file.

To management’s knowledge, based solely upon management’s review of the copies of those reports furnished to us by the Reporting Persons and the written representations of such Reporting Persons, during the fiscal year ended March 31, 2010, the Reporting Persons satisfied all of their respective Section 16(a) filing requirements.

Communications Between Stockholders and the Board

Stockholders or other interested parties wishing to communicate with our board of directors should submit any communications in writing to the board of directors at Terremark Worldwide, Inc., One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2800, Miami, Florida 33131. If a stockholder would like the letter to be forwarded directly to the Chairman of the Board or to one of the Chairmen of the three standing committees of the board of directors, he or she should so indicate. If no specific direction is indicated, the Secretary will review the letter and forward it to the appropriate member of our board of directors.

BOARD OF DIRECTORS COMMITTEES

Our board of directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act.

Audit Committee

Our Audit Committee consists of Antonio S. Fernandez, chairman, Timothy Elwes and Rodolfo A. Ruiz. Each of Messr. Fernandez and Ruiz is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The members of the Audit Committee are, and will continue to be, “independent” for Audit Committee purposes under the listing standards of the NASDAQ Global Market and applicable SEC rules. The board of directors has determined that Messrs. Fernandez and Ruiz satisfy the financial literacy and experience requirements of the NASDAQ and the rules of the SEC.

The Audit Committee operates under a written charter, a copy of which is available on our website at www.terremark.com under “Investor Relations”. Information contained on our website is not incorporated in, and does not form a part of, this proxy statement. The charter is available in print to any stockholder who requests it in writing from our Vice President of Investor Relations at Terremark Worldwide, Inc., One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2800, Miami, Florida 33131.

The Audit Committee represents the board of directors in its relations with our independent auditors and oversees the financial reporting and disclosures prepared by our management. The Audit Committee’s functions include meeting with our management and our independent auditors, reviewing and discussing our audited and unaudited financial statements with our management, the engagement and termination of our independent auditors, reviewing with such auditors the plan and results of their audit of our financial statements, determining the independence of such auditors and discussing with management and the independent auditors the quality and adequacy of our internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002.

The Sarbanes-Oxley Act of 2002 and the committee’s charter require that all services provided to us by our independent auditors be subject to pre-approval by the Audit Committee. The Audit Committee has established policies and procedures contemplated by these rules.

For the fiscal year ended March 31, 2010, the Audit Committee held 7 meetings and took no action by written consent. For more information regarding the functions of the Audit Committee and its activities for the fiscal year ended March 31, 2010, see the “Report of the Audit Committee” below.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act.

Management has the primary responsibility for our system of internal control over financial reporting and the financial reporting process. Our independent accountants are responsible for (i) performing an independent audit of our financial statements and internal controls over financial reporting and (ii) expressing an opinion on the conformity of our financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal controls over financial reporting. We are responsible for monitoring and overseeing these processes.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited consolidated financial statements for the fiscal year ended March 31, 2010, including a discussion of the quality, not just the acceptability, of the accounting principles employed, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee reviewed and discussed the consolidated financial statements for the fiscal year ended March 31, 2010 with our independent auditors. Consistent with the requirements of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, the Audit Committee discussed with the independent auditors all of the matters required to be discussed by the statement of Auditing Standards No. 61, Communications with Audit Committees, as amended. In addition, the Audit Committee has received the written disclosures and the letter from our independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. As part of this review, the Audit Committee considered whether the non-audit services provided to us by the independent auditors during fiscal year 2010 were compatible with maintaining their independence. Upon its review, the Audit Committee has satisfied itself as to the independence of our independent auditors.

Without management present, the Audit Committee met separately with the independent accountants to review the results of their examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. In addition, the Audit Committee reviewed initiatives and programs aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal procedures and controls.

In reliance on the reviews and discussions with management and the independent accountants referred to above, and subject to the limitations on its role and responsibilities described above, the Audit Committee recommended to the board of directors, and the board of directors has approved, that the audited financial statements for our fiscal year ended March 31, 2010 be included in our Annual Report on Form 10-K for fiscal year 2010 for filing with the SEC.

Members of the Audit Committee

Antonio S. Fernandez (Chairperson)
Rodolfo A. Ruiz
Timothy Elwes

Compensation Committee

Our Compensation Committee consists of Joseph R. Wright, Jr., Antonio S. Fernandez and Rodolfo A. Ruiz. The Compensation Committee is responsible for approving compensation and bonuses for our Chief Executive Officer, reviewing compensation and bonuses for our other executive officers, and for administering our Amended and Restated 1996 Stock Option Plan, our 2000 Stock Option Plan, our 2000 Directors Stock Option Plan and our 2005 Executive Incentive Compensation Plan, as amended.

The Compensation Committee operates under a written charter, a copy of which is available on our website at www.terremark.com under “Investor Relations”. Information contained on our website is not incorporated in, and does not form a part of, this proxy statement. The charter is available in print to any stockholder who requests it in writing from our Vice President of Investor Relations at Terremark Worldwide, Inc., One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2800, Miami, Florida 33131.

For our fiscal year ended March 31, 2010, the Compensation Committee held 2 meetings and took 1 action by written consent. For more information regarding the functions of the Compensation Committee and its activities during fiscal year 2010, see the “Compensation Discussion and Analysis” below.

Risk Considerations in our Compensation Programs

We have reviewed our compensation structures and policies as they pertain to risk and have determined that our compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the company.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was an officer, employee or former officer of ours or any of our subsidiaries or had any relationship that would be considered a compensation committee interlock that would require disclosure in this proxy statement on Schedule 14A.

Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee consisting of Joseph R. Wright, Jr., chairman, and Antonio S. Fernandez. Any of our stockholders wishing to recommend one or more nominees for election to the board of directors may send such recommendation to Mr. Wright at the Company’s address of business. Each of our committee members meets the definition of “independent” under the listing standards of the NASDAQ.

All director nominees named in this proxy statement are standing for re-election.

The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on our website at www.terremark.com under “Investor Relations”. Information contained on our website is not incorporated in, and does not form a part of, this proxy statement. The charter is available in print to any stockholder who requests it in writing from our Vice President of Investor Relations at Terremark Worldwide, Inc., One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2800, Miami, Florida 33131.

For the fiscal year ended March 31, 2010, the Nominating and Corporate Governance Committee held 1 meeting and took 2 actions by written consent.

In evaluating candidates for nomination to the board of directors, the committee members take into account the applicable requirements for directors under the NASDAQ rules in addition to other factors and criteria as they deem appropriate in evaluating a candidate. These factors include, but are not limited to, the nominee’s judgment, skill, integrity, diversity and business or other experience. The committee members may (but are not required to) consider candidates suggested by management or other members of the board of directors. Although the Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, its review process is designed so that the board of directors includes members with diverse backgrounds, skills and experience, and represents appropriate financial, technological and other expertise relevant to our business.

Generally, the committee members will consider candidates who have experience as a board member or senior officer of a company or who are generally recognized in a relevant field as a well-regarded practitioner, faculty member or senior government officer. The committee will also evaluate whether a candidate’s skills and experience are complementary to the existing board of directors members’ skills and experience as well as the board of directors’ need for operational, management, financial, international, technological or other expertise. Nominations for director may be made by our stockholders, provided such nominations comply with certain timing and information requirements set forth in our bylaws.

A majority of the members of our board of directors are independent from management. When making determinations regarding independence, the board of directors references the listing standards adopted by NASDAQ. In particular, our Nominating and Corporate Governance Committee periodically evaluates and reports to the board of directors on the independence of each member of the board of directors. The committee analyzes whether a director is independent by evaluating, among other factors, the following:

1. whether the director, or any of such person’s family members, has accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than (i) as compensation for board or board committee service, (ii) compensation paid to a family member who is employed by us other than as an executive officer, or (iii) benefits under a tax-qualified retirement plan or non-discretionary compensation;

2. whether the director has any material relationship with us, either directly, or as a partner, stockholder or officer of an organization with which we have a relationship;

3. whether the director is our current employee or was one of our employees within three years preceding the date of determination;

4. whether the director is, or in the three years preceding the date of determination has been, affiliated with or employed by (i) a present internal or external auditor of ours or any affiliate of such auditor or (ii) any former internal or external auditor of ours or any affiliate of such auditor, which performed services for us within three years preceding the date of determination;

5. whether the director is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which one of our executive officers serves on the compensation committee of another company that concurrently employs the director as an executive officer;

6. whether the director receives any compensation from us, other than fees or compensation for service as a member of the board of directors and any committee thereof, including reimbursement for reasonable expenses incurred in connection with such service, and for reasonable educational expenses associated with board of directors or committee membership matters;

7. whether an immediate family member of the director is one of our current executive officers or was an executive officer within three years preceding the date of determination;

8. whether an immediate family member of the director is, or in the three years preceding the date of determination has been, affiliated with or employed in a professional capacity by (i) a present internal or external auditor of ours or any of our affiliates or (ii) any of our former internal or external auditors or any affiliate of ours which performed services for us within three years preceding the date of determination; and

9. whether an immediate family member of the director is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which one of our executive officers serves on the compensation committee of another company that concurrently employs the immediate family member of the member of the board of directors as an executive officer.

The above list is not exhaustive and the Nominating and Corporate Governance Committee considers all other factors which could assist it in its determination that a director has no material relationship with us that could compromise that director’s independence.

Director Independence

Our Nominating and Corporate Governance Committee has affirmatively determined that Ms. Hathaway and Messrs. Elwes, Fernandez, Wright, Rosen and Ruiz are “independent” as defined by NASDAQ Stock Market Rule 5605(a)(2). Additionally, each of Messrs. Fernandez, Elwes and Ruiz, who comprise our Audit Committee, are “independent” as defined by the more stringent standard contained in NASDAQ Stock Market Rule 5605(c)(2).

Members of the Nominating and Corporate Governance Committee

Joseph R. Wright, Jr.
(Chairperson)
Antonio S. Fernandez

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”). As more fully described below, the Compensation Committee of our Board of Directors (the “Committee”) makes all decisions for the total direct compensation — that is, the base salary, incentive compensation awards and equity incentive awards — of our executive officers, including the Named Executive Officers.

Our Human Resources, Finance and Legal Department employees handle the general day-to-day design and administration of savings, health, welfare and paid time-off plans and policies applicable to salaried U.S.-based employees. The Committee (or Board) is responsible for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies with regard to our Named Executive Officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, each executive’s total compensation package, and internal pay equity. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary, incentive compensation and equity. When referring to our executive compensation program, we are referring to the compensation program for our Named Executive Officers.

The primary purpose of the compensation and benefits described below is to attract, retain and motivate highly talented individuals who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts awarded to each Named Executive Officer are subject to the annual review of the Committee. The following is a brief description of the key elements of our executive compensation structure.

•	Base salary and benefits are designed to attract and retain employees over time.

•	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.

•	Equity incentive awards, such as stock options and nonvested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

•	Severance and change in control plans are designed to facilitate our ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. The separation benefits described below provide benefits to ease an employee’s transition due to an unexpected employment termination by us due to on-going changes in our employment needs. The change in control separation benefits described below encourages our employees to remain focused on our business in the event of rumored or actual fundamental corporate changes.

Benchmarking

When making compensation decisions, the Committee compares each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. The Committee believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. In determining base salary and incentive compensation, the Committee generally uses a level equal to the second quartile as compared to the peer group.

Our peer group is composed of the following companies, which we refer to as the “Peer Companies”:

Akamai Technologies, Inc.	Online Resources Corporation
Digital River, Inc.	Savvis, Inc.
Equinix, Inc.	SonicWALL, Inc.
Internap Network Services Corporation	Switch & Data Facilities Company, Inc.
NaviSite, Inc.	Syntel, Inc.
Neustar, Inc.	Tier Technologies, Inc.

The Elements of Terremark’s Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The Committee reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. All of our Named Executive Officers have employment agreements with us that set their initial base salaries, and these agreements generally renew on an annual basis. Additional factors reviewed by the Committee in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended March 31, 2009, all executive officer base salary decisions were approved by the Committee.

The Committee determines base salaries for the Named Executive Officers at the beginning of each fiscal year, and the Committee proposes new base salary amounts, if appropriate, based on its:

•	evaluation of individual performance and expected future contributions;

•	review of survey data to ensure competitive compensation against the external market generally defined as the Peer Companies, where generally base salaries were in the second quartile as compared to the Peer Companies; and

•	comparison of the base salaries of the executive officers who report directly to the Chief Executive Officer to ensure internal equity.

Base salary is the only element of compensation that is used in determining the amount of contributions permitted under our 401(k) Plan.

Incentive Compensation Awards

Amounts shown as Non-Equity Incentive Plan Compensation in the Summary Compensation Table are driven by the following performance goals:

•	Revenues; and

•	Earnings before interest, taxes, depreciation and amortization, as adjusted (“EBITDA, as adjusted”)

We believe that evaluating our ongoing operating results may be difficult if limited to reviewing only financial measures under generally accepted accounting principles (“GAAP”). Accordingly, we use non-GAAP financial measures, such as EBITDA, as adjusted. By using these non-GAAP financial measures, we exclude certain items that we believe are not indicative of our current or future operating performance.

These items are depreciation, amortization, integration expenses, litigation settlement and share-based payments, including share-settled liabilities.

During fiscal year 2010, the Committee approved certain performance goals and target bonus amounts for our Named Executive Officers, excluding Jamie Dos Santos, whose incentive compensation of $257,791 for the year ended March 31, 2010 was based on certain commission arrangements she has with us. We pay incentive compensation awards in cash, stock or a combination thereof at the sole discretion of the Committee. Under the terms of this incentive compensation program, each Named Executive Officer has been assigned the same annual performance target. We have determined each Named Executive Officer’s annual bonus based upon our performance as compared to the benchmark goals (the “Performance Targets”) that were approved by the Committee, and bonus amounts are prorated to the extent our performance falls between the Performance Target levels indicated in the below chart. For the year ended March 31, 2010, the Performance Targets were as follows:

	Actual Results vs Applicable Performance Target*
		0%	50% to
Performance Measure	Weighted	(No Bonus)	100%	100%

Revenues	25%	Less than $285.0	$285.0	$292.0
EBITDA, as adjusted	75%	Less than $76.0	$76.0	$82.0

*	Amounts in millions.

The following table presents information regarding the target bonus and the actual bonus paid to each of our Named Executive Officers for the year ended March 31, 2010:

				Target Goals Based
				on Actual Results (%)		Target Adjusted
	Annual Base	Target	Target		EBITDA As	for Actual
Named Executive Officer	Salary($)	(%)	($)	Revenues	Adjusted	Results ($)

Manuel D. Medina	425,000	100%	425,000	26.1%	68.8%	402,900
Jose A. Segrera	275,000	40%	110,000	10.4%	27.5%	104,280
Jamie Dos Santos	250,000	—	—	—	—	—
Nelson Fonseca	250,000	40%	100,000	10.4%	27.5%	94,800
Marvin Wheeler	275,000	40%	110,000	10.4%	27.5%	104,280
Adam T. Smith	250,000	40%	100,000	10.4%	27.5%	94,800

As shown on the schedule above, the Committee determined that we achieved over 100% of our Performance Target for revenues and between 50% and 100% for EBITDA, as adjusted. On May 19, 2010, the Committee determined that the earned incentive compensation awards would be paid in shares of our common stock, calculated using the closing price of our common stock on such date, which was $7.65 per share. The Committee believes that the incentive awards paid to the Named Executive Officers for the year ended March 31, 2010, in aggregate, are consistent with their level of accomplishment and appropriately reflected our performance.

Equity Incentive Awards

We believe that the grant of significant annual equity awards further links the interests of senior management and our stockholders. Therefore, we believe that the grant of stock options and the awarding of nonvested stock are important components of annual compensation. Our executive officers, including each of the Named Executive Officers, are eligible to receive awards under the Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan (the “Plan”). The Committee considers several factors in determining whether awards are granted to an executive officer under the Plan. In addition to the factors referenced above regarding an executive officer’s overall compensation, factors include the executive’s position, his or her performance and responsibilities, the amount of options or other awards, if any, currently held by the officer, and their vesting schedule.

Stock options provide the potential for financial gain if our common stock appreciates between the date the option is granted and the date on which the option is exercised. The Committee sets the per share exercise price of stock option grants at the fair market value of a share of our common stock on the grant date. We believe that our long-term performance determines the value of stock options because realizing a financial gain on the exercise of a stock option award depends entirely on whether our stock price appreciates over time. Therefore, we believe option grants encourage executives and other employees to focus on behaviors and initiatives that should lead to an increase in the price of our common stock, which benefits all of our stockholders. Stock options grants generally become exercisable in equal installments on the first, second and third anniversaries of the grant date and expire ten years from the grant date.

For the Named Executive Officers, we award nonvested, or restricted, stock, which vests over time. Unlike a stock option, restricted stock need not increase in value over time in order for the recipient to obtain a financial benefit, but such awards may decrease in value if our stock price declines. Additionally, because restricted stock awards are subject to vesting requirements, the award recipient must remain employed with us for the entirety of the vesting period, generally one to three years, in order to realize the full value of the shares. Because restricted stock generally has a greater value on the date of grant than does the same number of stock options, we generally issue fewer shares of restricted stock as compared to an option grant, which reduces potential dilution for our stockholders.

No Backdating or Spring Loading:  Our policy prohibits backdating options or granting options retroactively. In addition, we do not plan to coordinate grants of options so that they are made before our announcement of favorable information or after our announcement of unfavorable information. Our options are granted at fair market value on a fixed date or event (such as an employee’s hire date) with all required approvals obtained on or prior to the grant date. All grants to executive officers require the approval of the Committee. Our general practice is to grant restricted stock on the annual grant award date and on an employee’s hire date, although there are occasions when grants have been made on other dates.

Stock Ownership Guidelines

We grant share-based incentives in order to align the interests of our employees with those of our stockholders. Stock option awards and unvested restricted stock grants are not transferable during the executive’s life, except for certain gifts to family members (or trusts, partnerships, etc. that benefit family members).

Benefits

The Named Executive Officers participate in a variety of retirement, health and welfare and vacation benefits designed to enable us to attract and retain our Named Executive Officers in a competitive marketplace. Health and welfare and vacation benefits help ensure that we have a productive, healthy and focused workforce. Savings plans help employees, especially long-service employees, save and prepare financially for retirement.

Our qualified 401(k) Plan allows all full-time employees to contribute up to 15 percent of their base salary, up to the limits imposed by the Internal Revenue Code. Our 401(k) plan provides for discretionary matching of employee contributions. For the year ended March 31, 2010, we did not provide a match on the employee contributions. Participants choose to invest their account balances from an array of investment options as selected by plan fiduciaries from time to time, plus an employer stock fund. The 401(k) Plan is designed to provide for distributions in a lump sum after termination of service. However, loans — and in-service distributions under certain circumstances such as a hardship, attainment of age 59 1 / 2 or a disability — are permitted.

Perquisites

Perquisites that we provide to our Named Executive Officers have a business purpose or are otherwise provided for our convenience. We do not provide perquisites to our Named Executive Officers that impart only direct or indirect personal benefits, unless such perquisities are generally available on a non-discriminatory basis to all of our employees. An item is not a perquisite if it is integrally and directly related to the performance of the Named Executive Officer’s duties.

Separation and Change in Control Arrangements

The Named Executive Officers, in accordance with the terms of their respective employment agreements, are eligible for the benefits and payments if their employment terminates in a separation or if there is a change in control, as described under Potential Payments on Termination or Change in Control beginning on page 29. We generally define separation as a termination of employment either by the employee for good reason or by us without cause or, in the case Manuel D. Medina, our Chief Executive Officer, within the context of a change in control, termination of employment by us without cause or by Mr. Medina for any reason. The different treatment in Mr. Medina’s case is a result of his unique status as the founder and sole Chief Executive, President and Chairman in our history and the likelihood that Mr. Medina would not receive a comparable role in any company resulting from a change in control transaction.

Separation Benefits.

Individual employment agreements provide severance payments and other benefits in an amount we believe is appropriate, taking into account the time it is expected to take a separated employee to find another job. The payments and other benefits are provided because we consider a separation to be a Company-initiated termination of employment that under different circumstances would not have occurred and which is beyond the control of a separated employee. Separation benefits are intended to ease the consequences to an employee of an unexpected termination of employment. We benefit by requiring a general release from separated employees. In addition, we generally include non-compete and non-solicitation provisions in individual separation agreements.

We consider it likely that it will take more time for higher-level employees to find new employment, and therefore executive officers generally are paid severance for a longer period. Additional payments may be permitted in some circumstances as a result of negotiations with executive officers, especially where we desire particular nondisparagement, cooperation with litigation, noncompetition and nonsolicitation terms which have the potential to significantly hinder the executive’s ability to procure alternative employment. See Individual Agreements under the Potential Payments on Termination or Change in Control beginning on page 29 for additional information.

Change in Control.  Individual employment agreements generally provide for compensation and benefits if there is a change in control. These agreements recognize the importance to us and our stockholders of avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. A properly designed change in control agreement protects stockholder interests by enhancing employee focus during rumored or actual change in control activity through:

•	incentives to remain with us despite uncertainties while a transaction is under consideration or pending;

•	assurance of severance and benefits for terminated employees; and

•	access to equity components of total compensation after a change in control.

Stock option awards and nonvested restricted stock generally vest upon a change in control. The remainder of benefits generally become payable upon a change in control followed by the termination of an executive’s employment. We were guided by three principles when we adopted the so-called “single” trigger treatment for equity vehicles, which provides for vesting upon a change of control regardless of whether a particular employee loses his or her job:

•	Be consistent with current market practice among peers.

•	Keep employees relatively whole for a reasonable period but avoid creating a “windfall.”

•	Single trigger vesting ensures that ongoing employees are treated the same as terminated employees with respect to outstanding equity grants.

•	Single trigger vesting provides employees with the same opportunities as stockholders, who are free to sell their equity at the time of the change in control event and thereby realize the value created at the time of the deal.

•	The Company that made the original equity grant will no longer exist following a change in control, or may continue to exist under new management and/or stockholder control, and employees should not be required to have the fate of their outstanding equity tied to the future success of an entirely different company or the same company under the control of new persons.

•	Single trigger vesting on performance-contingent equity, in particular, is appropriate given the difficulty of replicating the underlying performance goals.

•	Support the compelling business need to retain key employees during uncertain times.

•	A single trigger on equity vesting can be a powerful retention device during change in control discussions, especially for more senior executive officers where equity represents a significant portion of their total pay package.

•	A double trigger on equity provides no certainty of what will happen when the transaction closes.

Compensation Committee Report

The Compensation Committee, composed of independent directors, reviewed and discussed the above Compensation Discussion and Analysis (“CD&A”) with our management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the CD&A be included in this Proxy Statement on Schedule 14A.

Joseph R. Wright, Jr.
(Chairperson)
Antonio S. Fernandez
Rodolfo A. Ruiz

The foregoing Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act.

Summary Compensation Table

The following table summarizes the total compensation of the Named Executive Officers for the fiscal years ended March 31, 2010, 2009 and 2008. The Named Executive Officers are our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers ranked by their total compensation in the table below.

							Change
							in Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)(1)	($)	($)(2)	($)(3)	($)(4)	($)	($)(5)	($)

Manuel D. Medina	2010	425,000	—	1,021,500	77,800	402,900	—	8,866	1,936,066
Chairman and Chief	2009	425,000		488,400	—	378,250		13,676	1,305,326
Executive Officer	2008	416,354		574,700	—	356,664		14,957	1,362,675
Jose A. Segrera	2010	275,000	—	476,700	—	104,280	—	21,064	877,044
Executive Vice President and	2009	269,615		296,000	—	97,900		19,333	682,848
Chief Financial Officer	2008	235,385		268,875	—	80,564		19,216	604,040
Jamie Dos Santos	2010	507,791	—	136,200	—	—	—	111,225 (6)	755,216
Chief Executive Officer —	2009	490,808		59,200	—	—		110,132 (6)	660,140
Terremark Flederal Group	2008	415,163		—	—	—		28,916	444,079
Nelson Fonseca	2010	250,000	—	476,700	—	94,800	—	19,827	841,327
Chief Operating Officer(7)
Marvin Wheeler	2010	275,000	—	476,700	—	104,280	—	23,661	879,641
Chief Strategy Officer	2009	269,615		296,000	—	97,900		24,504	688,019
	2008	235,385		—	—	80,564		26,507	342,456
Adam T. Smith	2010	250,000	—	476,700	—	94,800	—	20,948	842,448
Chief Legal Officer	2009	246,154		296,000	—	89,000		23,035	654,189
	2008	220,385		—	—	75,529		26,508	322,422

(1)	Amount for Ms. Dos Santos includes sales commissions of $257,791, $240,808 and $165,163 for the years ended March 31, 2010, 2009 and 2008, respectively.

(2)	Represents the aggregate grant date fair value of stock awards granted during the fiscal years ended March 31, 2010, 2009 and 2008, computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying the valuation of equity awards and the calculation method, please refer to Note 15 to our consolidated financial statements, which are contained in our Annual Report on Form 10-K for the year ended March 31, 2010.

(3)	Represents the aggregate grant date fair value of option awards granted for the fiscal years ended March 31, 2010, 2009 and 2008, computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying the valuation of equity awards and the calculation method, please refer to Note 15 to our consolidated financial statements, which are contained in our Annual Report on Form 10-K for the year ended March 31, 2010.

(4)	These amounts relate to the compensation cost of the incentive compensation awards earned but not paid for the year ended March 31, 2010. The awards are payable in cash or nonvested stock at the discretion of the Compensation Committee. On May 19, 2010, the Compensation Committee determined that the earned incentive compensation awards will be paid in shares of our common stock.

(5)	See All Other Compensation chart below for amounts, which include insurance and other related benefits.

(6)	Includes $95,264 and $88,247 in a housing allowance related to Ms. Dos Santos’ travel to the Washington, DC area, during the years ended March 31, 2010 and 2009, respectively.

(7)	Mr. Fonseca became a Named Executive Officer during our fiscal year ended March 31, 2010. Previously, Mr. Fonseca was employed as our President — Terremark Federal Business Unit.

All Other Compensation for the Fiscal Year Ended March 31, 2010

	401(K) Plan
	Company
Named Executive Officer	Insurance(1)($)	Match($)	Other ($)(2)	TOTAL ($)(2)

Manuel D. Medina	8,866	—	—	8,866
Jose A. Segrera	21,064	—	—	21,064
Jamie Dos Santos	15,961	—	95,264	111,225
Nelson Fonseca	19,827	—	—	19,827
Marvin Wheeler	23,661	—	—	23,661
Adam T. Smith	20,948	—	—	20,948

(1)	Insurance amounts include payments for medical, dental, vision, life and long-term disability

(2)	Other includes Ms. Dos Santos’ housing allowance related to her travel to the Washington, DC area.

The following table provides information on the grants of plan-based awards for the fiscal year ended March, 31 2010 to each of our Named Executive Officers. There can be no assurance that the grant date fair value of nonvested stock awards will ever be realized. The amount of these awards that was earned and expensed in the year ended March 31, 2010 is shown in the Summary Compensation Table on page 25.

Grants of Plan-Based Awards
for the Fiscal Year Ended
March 31, 2010

					All Other	All Other			Grant
					Stock	Option			Date
					Awards:	Awards:	Exercise		Fair
					Number of	Number of	or Base	Closing	Value of
		Estimated Future Payouts Under			Shares of	Securities	Price of	Price on	Stock and
		Non-Equity Incentive Plan Awards			Stock or	Underlying	Option	Grant	Option
		Threshold	Target	Maximum	Units	Options	Awards	Date	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	($)	($)	($)(4)

Manuel D. Medina	—	340,000	425,000	510,000	—	—	—	—	—
	10/23/2009	—	—	—	150,000 (2)	—	—	6.81	1,021,500
	5/22/2009	—	—	—	—	20,000 (3)	4.47	4.47	77,800
Jose A. Segrera	—	82,500	110,000	137,500	—	—	—	—	—
	10/23/2009	—	—	—	70,000 (2)	—	—	6.81	476,700
Jamie Dos Santos	10/23/2009	—	—	—	20,000 (2)	—	—	6.81	136,200
Nelson Fonseca	—	75,000	100,000	125,000	—	—	—	—	—
	10/23/2009	—	—	—	70,000 (2)	—	—	6.81	476,700
Marvin Wheeler	—	82,500	110,000	137,500	—	—	—	—	—
	10/23/2009	—	—	—	70,000 (2)	—	—	6.81	476,700
Adam T. Smith	—	75,000	100,000	125,000	—	—	—	—	—
	10/23/2009	—	—	—	70,000 (2)	—	—	6.81	476,700

(1)	These amounts relate to the incentive compensation awards for the fiscal year ended March 31, 2010. The awards are earned by us reaching certain performance targets which are based on revenues and EBITDA, as adjusted. The awards are payable in cash or stock at the discretion of the Committee. On May 19, 2010, the Committee determined that the earned incentive compensation awards will be paid in stock.

(2)	These nonvested stock awards vest over three years in three equal installments on the anniversary of their grant date.

(3)	The option award will become exercisable on October 23, 2010.

(4)	Represents the aggregate grant date fair value of stock and option awards computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying the valuation of equity awards and the calculation method, please refer to Note 15 to our consolidated financial statements, which are contained in our Annual Report on Form 10-K for the year ended March 31, 2010.

The following table shows the number of shares covered by exercisable and unexercisable options and nonvested stock held by our Named Executive Officers on March 31, 2010.

Outstanding Equity Awards
at Fiscal Year End
March 31, 2010

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities					Market Value
	Underlying	Underlying			Number of		of Shares
	Unexercised	Unexercised	Option		Shares or		or Units of
	Options (#)	Options (#)	Exercise	Option	Units that		Stock that
	Exercisable	Unexercisable	Price	Expiration	have not		have not Vested
Name	(1)	(2)	($)(3)	Date	Vested (#)		($)(7)

Manuel D. Medina	10,000	—	31.88	9/21/2010	—		—
	10,000	—	6.70	10/18/2011	—		—
	11,500	—	6.00	10/18/2014	—		—
	10,000	—	6.30	1/21/2015	—		—
	150,000	—	5.57	11/27/2016	—		—
	—	20,000	4.47	5/22/2019
	—	—	—	—	50,000	(5)	350,500
	—	—	—	—	150,000	(6)	1,051,500
Jose A. Segrera	10,000	—	33.13	8/31/2010	—		—
	5,000	—	15.00	1/15/2011	—		—
	20,000	—	6.70	10/18/2011	—		—
	10,000	—	5.10	4/1/2012	—		—
	10,000	—	3.30	3/31/2013	—		—
	10,000	—	6.50	7/9/2014	—		—
	10,000	—	6.74	7/14/2015	—		—
	75,000	—	5.57	11/27/2016	—		—
	—	—	—	—	33,333	(5)	233,664
	—	—	—	—	70,000	(6)	490,700
Jamie Dos Santos	15,000	—	15.00	3/7/2011	—		—
	20,000	—	6.70	10/18/2011	—		—
	27,500	—	5.10	4/1/2012	—		—
	20,000	—	3.30	4/1/2013	—		—
	10,000	—	6.50	7/9/2014	—		—
	10,000	—	6.74	7/14/2015	—		—
	—	—	—	—	6,666	(5)	46,729
	—	—	—	—	20,000	(6)	140,200
Nelson Fonseca	5,000	—	16.20	4/9/2011
	500	—	7.80	8/17/2011
	10,000	—	6.70	10/18/2011
	5,000	—	5.10	4/2/2012
	600	—	5.20	7/16/2012
	5,000	—	3.30	4/1/2013
	1,500	—	5.60	12/19/2013
	5,000	—	6.50	7/9/2014
	5,000	—	6.74	7/14/2015
	33,333	16,667	7.39	10/19/2017
	—	—	—	—	1,666	(4)	11,679
	—	—	—	—	33,333	(5)	233,664
	—	—	—	—	70,000	(6)	490,700

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities				Market Value
	Underlying	Underlying			Number of	of Shares
	Unexercised	Unexercised	Option		Shares or	or Units of
	Options (#)	Options (#)	Exercise	Option	Units that	Stock that
	Exercisable	Unexercisable	Price	Expiration	have not	have not Vested
Name	(1)	(2)	($)(3)	Date	Vested (#)	($)(7)

Marvin Wheeler	5,000	—	14.00	3/13/2011	—	—
	500	—	7.80	8/17/2011	—	—
	10,000	—	6.70	10/18/2011	—	—
	10,000	—	5.10	4/1/2012	—	—
	20,000	—	3.30	3/31/2013	—	—
	10,000	—	6.50	7/9/2014	—	—
	10,000	—	6.74	7/14/2015	—	—
	75,000	—	5.57	11/27/2016	—	—
	—	—	—	—	33,333 (5)	233,664
	—	—	—	—	70,000 (6)	490,700
Adam T. Smith	5,000	—	7.80	2/2/2014	—	—
	3,000	—	6.74	7/14/2015	—	—
	50,000	—	5.57	11/27/2016	—	—
	—	—	—	—	33,333 (5)	233,664
	—	—	—	—	70,000 (6)	490,700

(1)	Options granted generally vest over three years and become exercisable on the first, second and third anniversary of their grant. Each option award expires on the tenth anniversary of its date of grant.

(2)	The option awards for Mr. Medina vested on May 22, 2010, and the option awards for Mr. Fonseca vest on October 19, 2010.

(3)	Option exercise prices are based on the closing price of our common stock on the applicable grant date.

(4)	Award vests on October 19, 2010.

(5)	These nonvested stock awards were granted on May 16, 2008. The awards vest over three years in three equal installments on the anniversary of their grant date.

(6)	These nonvested stock awards were granted on October 23, 2009. The awards vest over three years in three equal installments on the anniversary of their grant date.

(7)	The market value of these nonvested stock grants is calculated using the closing price of our common stock on March 31, 2010, which was $7.01 per share.

Option Exercises and Stock Vested in the Fiscal Year Ended March 31, 2010

The table below presents information regarding the number and realized value of stock options exercised and stock awards that vested during the fiscal year ended March 31, 2010 for each of our Named Executive Officers.

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized on	Shares	Realized on
	Acquired on	Exercise	Acquired on	Vesting
Name	Exercise	($)	Vesting	($)(1)

Manuel D. Medina	—	—	57,500	298,725
Jose A. Segrera	—	—	29,167	151,210
Jamie Dos Santos	—	—	3,334	14,770
Nelson Fonseca	—	—	20,001	94,906
Marvin Wheeler	—	—	29,167	151,210
Adam T. Smith	—	—	20,001	94,472

(1)	The value realized on the vesting of stock awards is based on the closing price of our common stock on the vesting date multiplied by the number of shares acquired.

Potential Payments on Termination or Change in Control

The section below describes the payments that may be made to Named Executive Officers upon separation as defined below, pursuant to individual agreements or in connection with a change in control.

Separation

We provide separation pay and benefits to our Named Executive Officers pursuant to individual employment agreements. To be eligible for all of the benefits described below, a general release of claims against the Company, in the form determined by us, is required, as well as nondisparagement, cooperation with litigation and, in some cases, noncompetition and nonsolicitation agreements. These individual agreements may affect the amount paid or benefits provided following termination of employment under certain conditions as described below.

Manuel D. Medina:  Mr. Medina, our Chairman, Chief Executive Officer and President, entered into a three-year employment agreement, effective as of January 1, 2008, that automatically renews for successive one-year terms until either party gives written notice of its intention not to renew. Under the agreement, Mr. Medina receives an initial annual base salary of $425,000, subject to increase. Additionally, upon satisfying certain metrics set forth by the Compensation Committee, Mr. Medina is entitled to receive an annual bonus ranging from 80% to 120% of his base salary. Pursuant to the terms of his agreement, Mr. Medina is prohibited from competing with the Company during the one year period immediately following the termination of his employment, unless we terminate Mr. Medina’s employment without cause or he terminates his employment for “good reason” as specified in the employment agreement. If the Company terminates Mr. Medina’s employment without cause, or if Mr. Medina terminates his employment for good reason, then he is entitled to receive an amount equal to three times the sum of (A) his annual base salary as in effect immediately prior to the termination date and (B) his target bonus for the bonus period in which termination occurs. Additionally, Mr. Medina would be entitled to payment of all benefits accrued through the date of termination, his termination year bonus, vesting of all unvested equity awards and the continuation of certain other benefits for a one-year period commencing immediately following termination.

Jose A. Segrera:  Mr. Segrera, our Executive Vice President and Chief Financial Officer, entered into a three-year agreement, effective June 13, 2008, that automatically renews for successive one-year terms until either party gives written notice of its intention not to renew. Under the agreement, Mr. Segrera receives an initial annual base salary of $275,000, subject to increase. Additionally, upon satisfying certain metrics set forth by the Committee, Mr. Segrera is entitled to receive an annual bonus ranging from 30% to 50% of his base salary. Pursuant to the terms of the agreement, Mr. Segrera is prohibited from competing with us during the one year period immediately following the termination of his employment, unless we terminate such employment without cause or Mr. Segrera terminates his employment for “good reason”. If we terminate Mr. Segrera’s employment without cause or he terminates his employment for good reason, then he is entitled to receive an amount equal to two times the sum of his annual base salary as in effect immediately prior to the termination date and his target bonus for the bonus period in which termination occurs. Additionally, he would be entitled to payment of all benefits accrued through the date of termination, the termination year bonus and the continuation of certain other benefits for a one-year period commencing immediately following termination.

Jamie Dos Santos:  Ms. Dos Santos, Chief Executive Officer of our wholly-owned subsidiary, Terremark Federal Group, entered into three year employment agreement, effective July 18, 2008 that automatically renews for successive one-year terms unless either party delivers written notice of its intention not to renew. Under the employment agreement, Ms. Dos Santos receives an initial annual base salary of $250,000, subject to increase, and certain payments made pursuant to sales commission arrangements she has in effect with the Company. Pursuant to the agreement, Ms. Dos Santos is prohibited from competing with us during the one-year period immediately following the termination of her employment, unless we terminate such employment without cause or Ms. Dos Santos terminates her employment for “good reason”. If we terminate Ms. Dos Santos’ employment without cause, or if Ms. Dos Santos terminates her employment for good reason, then she is entitled to receive an amount equal to two times 140% of her annual base salary as in effect immediately prior to the termination date. Additionally, she would be entitled to payment of all benefits accrued through the date of termination and the continuation of certain other benefits for a one-year period commencing immediately following termination.

Nelson Fonseca:  Mr. Fonseca, our Chief Operations Officer, entered into a three-year employment agreement, effective June 13, 2008, as amended, that automatically renews for successive one-year terms until either party gives written notice of its intention not to renew. Under the agreement, Mr. Fonseca receives an initial annual base salary of $250,000, subject to increase. Additionally, upon satisfying certain metrics set forth by the Committee, Mr. Fonseca is entitled to receive an annual bonus ranging from 30% to 50% of his base salary. Pursuant to the terms of the agreement, Mr. Fonseca is prohibited from competing with us during the one year period immediately following the termination of his employment, unless we terminate such employment without cause or Mr. Fonseca terminates his employment for “good reason”. If we terminate Mr. Fonseca’s employment without cause or he terminates his employment for good reason, then he is entitled to receive an amount equal to two times the sum of his annual base salary as in effect immediately prior to the termination date and his target bonus for the bonus period in which termination occurs. Additionally, he would be entitled to payment of all benefits accrued through the date of termination, the termination year bonus and the continuation of certain other benefits for a one-year period commencing immediately following termination.

Marvin Wheeler:  Mr. Wheeler, our Chief Strategy Officer, entered into a three-year employment agreement, effective June 13, 2008 that automatically renews for successive one-year terms until either party gives written notice of its intention not to renew. Under the agreement, Mr. Wheeler receives an initial annual base salary of $275,000, subject to increase. Additionally, upon satisfying certain metrics set forth by the Committee, Mr. Wheeler is entitled to receive an annual bonus ranging from 30% to 50% of his base salary. Pursuant to the terms of the agreement, Mr. Wheeler is prohibited from competing with us during the one year period immediately following the termination of his employment, unless we terminate such employment without cause or Mr. Wheeler terminates his employment for “good reason”. If we terminate Mr. Wheeler’s employment without cause or he terminates his employment for good reason, then he is entitled to receive an amount equal to two times the sum of his annual base salary as in effect immediately prior to the termination date and his target bonus for the bonus period in which termination occurs. Additionally, he would be entitled to payment of all benefits accrued through the date of termination, the termination year bonus and the continuation of certain other benefits for a one-year period commencing immediately following termination.

Adam T. Smith:  Mr. Smith, our Chief Legal Officer, entered into a three-year employment agreement, effective June 13, 2008 that automatically renews for successive one-year terms until either party gives written notice of its intention not to renew. Under the agreement, Mr. Smith receives an initial annual base salary of $250,000, subject to increase. Additionally, upon satisfying certain metrics set forth by the Committee, Mr. Smith is entitled to receive an annual bonus ranging from 30% to 50% of his base salary. Pursuant to the terms of the agreement, Mr. Smith is prohibited from competing with us during the one year period immediately following the termination of his employment, unless we terminate such employment without cause or Mr. Smith terminates his employment for “good reason”. If we terminate Mr. Smith’s employment without cause or Mr. Smith terminates his employment for good reason, then he is entitled to receive an amount equal to two times the sum of his annual base salary as in effect immediately prior to the termination date and his target bonus for the bonus period in which termination occurs. Additionally, he would be entitled to payment of all benefits accrued through the date of termination, the termination year bonus and the continuation of certain other benefits for a one-year period commencing immediately following termination.

Under the employment agreements, a termination for “good reason” by the Named Executive Officers generally includes any of the following actions by us without the executive’s written consent:

•	the assignment of the Named Executive Officer to duties inconsistent in any material respect with the Named Executive Officer’s position, or, in the case of Mr. Medina, the withdrawal of any authority granted to him under his employment agreement;

•	any failure by us to compensate the Named Executive Officer as required under the employment agreement;

•	our requirement that the Named Executive Officer be based at any office or location outside of Miami, Florida, except for travel reasonably required in the performance of the Named Executive Officer’s responsibilities; or

•	the Named Executive Officer is requested by us to engage in conduct that is reasonably likely to result in a violation of law.

Under the employment agreements, a termination by us for cause generally includes:

•	a conviction of the Executive, or a plea of nolo contendere, to a felony involving dishonesty or a breach of trust;

•	willful misconduct or gross negligence by the Named Executive Officer resulting, in either case, in material economic harm to us;

•	a willful continued failure by the Named Executive Officer to carry out the reasonable and lawful directions of the Board or, in the case of any Named Executive Officer other than Mr. Medina, the Chief Executive Officer of the Company;

•	fraud, embezzlement, theft or dishonesty of a material nature by the Named Executive Officer against us, or a willful material violation by the Named Executive Officer of a policy or procedure of the Company, resulting, in any case, in material economic harm to us; or

•	a willful material breach by the Named Executive Officer of the employment agreement.

An act or failure to act shall not be “willful” if (i) done by the Named Executive Officer in good faith or (ii) the Named Executive Officer reasonably believed that such action or inaction was in our best interests, and “cause” shall not include any act or failure to act as described above (except for the conviction or plea of nolo contendere to a felony) unless we shall have provided notice of the act or failure to act to the Named Executive Officer, and such person fails to cure such act or failure to act within 10 business days of receiving such notice.

Change in Control

With respect to our Named Executive Officers, the following severance benefits would be provided upon qualifying terminations of employment in connection with or within six months preceding or two years following a change in control:

•	Cash severance pay equal to two times the sum of his/her annual base salary and incentive compensation as in effect immediately prior to the termination date and his target bonus for the bonus period in which termination occurs, except for Mr. Medina the multiple for whom equals three times such payments and Ms. Dos Santos who receives two times 140% of her base salary.

•	The value of any annual fringe benefits.

•	Vesting of all equity awards that had not previously vested.

Any of the following generally constitutes a “change in control”:

•	Approval by our stockholders of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions involving the Company.

•	During any two consecutive years, our incumbent directors cease to constitute the majority unless replacement directors were nominated by such incumbent directors.

•	The acquisition by any person or group of more than 30% of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors.

•	Approval by our stockholders of our complete liquidation or dissolution.

The following describes the treatment of outstanding stock options and nonvested stock upon a change of control per our different stock plans except for certain options issued prior to the 2000 Stock Option Plan:

2005 Executive Compensation Plan and 2000 Directors Plan

•	Upon a change in control, all outstanding stock options and nonvested stock will become fully vested.

2000 Stock Option Plan

•	To the extent not previously exercised each option shall terminate immediately.

•	The Committee in its sole discretion may cancel any option that remains unexercised on the effective date of the transaction. The Committee shall give written notice in order that optionees may have a reasonable period of time prior to the closing date of the change in control within which to exercise any exercisable options.

In accordance with Item 402 of Regulation S-K, the table below was prepared as though a change in control occurred and the Named Executive Officers’ employment was terminated on March 31, 2010, using the closing price of our common stock as of that date. The amounts presented in the table are estimates and do not necessarily reflect the actual value of the payments and other benefits that would be received by the Named Executive Officers upon a change of control, which would only be known at the time that employment actually terminates. We believe the remaining assumptions listed below, which are necessary to produce these estimates, are reasonable individually and in the aggregate. The table below illustrates the foregoing analysis as applied to the change of control obligations contained in the employment agreements with our Named Executive Officers.

General Assumptions

•	Change in control date was March 31, 2010.

•	All executives were terminated on change in control date.

Equity-based Assumptions

•	Stock options and nonvested stock vested on March 31, 2010.

•	Stock options that become vested due to the change in control are valued at the difference between the actual exercise price and the fair market value of the underlying stock. The following inputs were used:

•	actual exercise price of each option; and

•	closing price of stock on next business day after March 31, 2010 which was $7.01 per share.

Change in Control Payment and Benefit
Estimates as of March 31, 2010

		Accelerated Vesting of
		Equity Value
	Severance	Stock	Nonvested
Named Executive Officer	Pay($)(1)(2)	Options($)(3)	Stock($)	Total($)

Manuel D. Medina	2,975,000	288,615	1,402,000	4,665,615
Jose A. Segrera	880,000	178,200	724,364	1,782,564
Jamie Dos Santos	700,000	140,725	186,929	1,027,654
Nelson Fonseca	800,000	38,301	736,043	1,574,344
Marvin Wheeler	880,000	212,200	724,364	1,816,564
Adam T. Smith	800,000	72,810	724,364	1,597,174

(1)	The annual base salaries and incentive compensation used in the computation were based on the Named Executive Officer’s employment agreement in effect at the date of the filing.

(2)	In calculating the incentive compensation in the year the change in control occurs for the severance pay amount, we assumed that we would pay the incentive compensation for a full year. The actual incentive compensation payout amount would be a pro-rated amount through the end of the termination date in the given fiscal year.

(3)	Our Named Executive Officers have stock options with exercise prices ranging from $3.30 to $33.13. Therefore, only stock option awards with exercise prices greater than the fair market value of the common stock on the assumed change in control date would be entitled for additional payments or benefit. The amounts represent the additional payments or benefits that the Name Executive Officers would receive and the amounts were calculated by taking the difference between the fair market value of the common stock on the assumed change in control date less the stock option exercise price multiplied by the stock option shares.

Director Compensation

We maintain a policy of compensating our directors using stock option and nonvested stock grants and, in the case of service on some committees of our Board, payments of cash consideration. Upon his or her election as a member of our Board, each director received options to purchase 10,000 or 20,000 shares of our common stock. Our employee directors receive the same compensation as our non-employee directors. As described more fully below, this chart summarizes the annual cash compensation for our Board for the year ended March 31, 2010.

Director Compensation for the Fiscal Year Ended
March 31, 2010

	Fees
	Earned			Non-Equity
	or Paid	Stock	Option	Incentive Plan	All Other
	in Cash	Awards($)	Awards($)	Compensation	Compensation		Total
Name(a)	($)(b)	(c)(1)	(d)(2)	($)(e)	($)(f)		($)

Joseph R. Wright Jr.	—	—	77,800	—	100,000	(3)	177,800
Guillermo Amore	—	—	77,800	—	240,000	(4)	317,800
Timothy Elwes	—	—	77,800	—	—		77,800
Antonio S. Fernandez	28,500	—	77,800	—	—		106,300
Arthur L. Money	—	—	77,800	—	60,000	(5)	137,800
Marvin S. Rosen	—	—	77,800	—	—		77,800
Miguel J. Rosenfeld	26,400	—	77,800	—	—		104,200
Rodolfo A. Ruiz	23,000	—	77,800	—	—		100,800
Frank Botman	—		118,200	—	—		118,200
Melissa Hathaway	—	—	135,600	—	25,000	(6)	160,600

(1)	Represents the aggregate grant date fair value of stock awards granted for the year ended March 31, 2010, computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying the valuation of equity awards and the calculation method, please refer to Note 15 to our consolidated financial statements, which are contained in our Annual Report on Form 10-K for the year ended March 31, 2010.

(2)	Represents the aggregate grant date fair value of stock option awards granted for the year ended March 31, 2010, computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying the valuation of equity awards and the calculation method, please refer to Note 15 to our consolidated financial statements, which are contained in our Annual Report on Form 10-K for the year ended March 31, 2010.

On May 22, 2009, the Committee approved the granting of a stock option award of 20,000 shares to each director, except Mr. Botman and Ms. Hathaway, which became issuable upon the exercise of the option on May 22, 2010, with an exercise price of $4.47 per share. On October 23, 2009 and February 8, 2010, the Committee approved the granting of a stock option award of 20,000 shares to Mr. Botman and Ms. Hathaway, respectively and an exercise price of $6.81 and $7.79 per share, respectively.

As of March 31, 2010, the aggregate number of stock option awards outstanding (both exercisable and unexercisable) was: Mr. Wright — 61,500 ; Mr. Amore — 61,500; Mr. Elwes — 61,500; Mr. Fernandez — 51,500; Mr. Money — 51,500; Mr. Rosen — 63,750; Mr. Rosenfeld — 61,500; Mr. Ruiz — 51,500; Mr. Botman — 20,000; and Ms. Hathaway — 20,000.

(3)	On September 21, 2001, we entered into a consulting agreement with Mr. Wright. The agreement is for a term of one year after which it renews automatically for successive one-year periods. Either party may terminate the agreement by providing 90 days notice. The agreement provides for annual compensation of $100,000, payable monthly.

(4)	In November 2006, we entered into a consulting agreement with Mr. Amore. The agreement, effective October 2006, provides for annual compensation of $240,000, payable monthly. In conjunction with this agreement, our Board of Directors approved the issuance of 50,000 shares of nonvested stock with a vesting period of one year.

(5)	On June 13, 2006, we entered into an employment letter agreement with Mr. Money where he agreed to serve as our Director of Government, Military and Homeland Security Affairs. The employment letter expired by its terms on January 31, 2007 but continues in effect unless terminated by us or him on 48 hours written notice for terminations with cause or on 90 days written notice for terminations without cause. The agreement provides for annual compensation of $60,000, payable monthly, and a grant of 15,000 shares of nonvested stock. The compensation cost of this award was recognized for the year ended March 31, 2006. Mr. Money is not considered an officer of Terremark, and the employment letter expressly provides that he is not granted the ability to bind us to any agreement with a third party or to incur any obligation or liability on our behalf.

(6)	In February 2010, we entered into a consulting agreement with Ms. Hathaway. The agreement, effective February 2010, provides for annual compensation of $100,000.

Directors are compensated for their service as a director as shown below:

Schedule of Director Fees
March 31, 2010

Compensation Item	Amount ($)

Annual Retainers
Audit Committee Chair	12,000
Compensation Committee Chair	8,000
Nominating and Corporate Governance Committee Chair	8,000
Audit Committee Members	9,000
Compensation Committee Members	6,000
Nominating and Corporate Governance Committee Members	6,000
Per meeting fees	1,000

All annual retainers are paid in quarterly installments.

Other.  We reimburse all directors for travel and other necessary business expenses incurred in the performance of their services we extend coverage to them under our travel accident and directors’ and officers’ indemnity insurance policies.

PROPOSAL NO. 2 — APPROVAL OF THE AMENDED AND RESTATED TERREMARK WORLDWIDE, INC. 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN

On May 14, 2010, our board of directors adopted and approved the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan, which we refer to as the Amended and Restated 2005 Plan, and recommended that it be submitted to our stockholders for their approval at the annual meeting. The Amended and Restated 2005 Plan amends and restates, in its entirety, our 2005 Executive Incentive Compensation Plan, which we refer to as the 2005 Plan, which was originally adopted by our board of directors on August 9, 2005 and approved by our stockholders on September 23, 2005.

The purpose of the Amended and Restated 2005 Plan is to provide a means for us and our subsidiaries and other designated affiliates, which we refer to as related entities, to attract key personnel to provide services to us and our related entities, as well as to provide a means by which those key persons can acquire and maintain stock ownership, resulting in a strengthening of their commitment to our welfare and the welfare of our related entities and promoting the mutuality of interests between participants and our stockholders. A further purpose of the Amended and Restated 2005 Plan is to provide participants with additional incentive and reward opportunities designed to enhance our profitable growth and the profitable growth of our related entities, and provide participants with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value.

As of the Record Date, the following shares of our common stock were authorized and available for issuance under the 2005 Plan, prior to the amendment and restatement:

Authorized	5,500,000
Available for Issuance	1,000,991

In order to continue to provide the appropriate equity incentives to employees and other service providers in the future, as well as to minimize potential adverse tax consequences to both the award recipients and us, on May 14, 2010, our board of directors approved, subject to stockholder approval, the following changes to be incorporated as part of the Amended and Restated 2005 Plan: (a) an increase in the number of shares of our common stock reserved for issuance under the 2005 Plan from 5,500,000 to 10,500,000; (b) the addition of the following business criteria that may be used by us in establishing performance goals with respect to any performance-based awards to be granted under the plan: (i) market share; (ii) entry into new markets, either geographically or by business unit; (iii) customer retention and satisfaction; (iv) strategic plan development and implementation, including turnaround plans; and (v) the fair market value of a share of our common stock; and (c) the addition of certain provisions required to comply with recent changes in the tax laws, specifically Section 409A of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, and the treasury regulations thereunder, as described below.

In addition, in order to comply with specified exclusions from the limitations of Section 162(m) of the Code, as described below, our board of directors has recommended that our stockholders reapprove the existing business criteria that may be used by us in establishing performance goals with respect to any performance-based awards to be granted under the plan.

Our board of directors recommends that stockholders approve these changes, and, if our stockholders do not approve them, then the Amended and Restated 2005 Plan will not go into effect and our board of directors will consider whether to adopt some alternative arrangement based on its assessment of our needs. The text of the proposed Amended and Restated 2005 Plan is attached as Annex A to this proxy statement.

The changes to the 2005 Plan to increase the number of shares reserved and to add the new business criteria to be used for performance-based awards must be approved by the holders of at least a majority of the outstanding shares of our common stock and voting preferred stock present, or represented, and entitled to vote at the annual meeting. In the event stockholder approval is not obtained, we will not increase the number of shares of common stock reserved for issuance under the 2005 Plan and we will not add the new business criteria. Awards may continue to be made, however, under the terms of the 2005 Plan as currently in effect.

As discussed below, the Amended and Restated 2005 Plan is intended to (i) comply with specified exclusions from the limitations of Section 162(m) of the Code, (ii) be eligible under the “plan lender” exemption from the margin requirements of Regulation G under the Exchange Act, (iii) comply with the incentive stock options rules under Section 422 of the Code and (iv) comply with the stockholder approval requirements for the listing of shares on the NASDAQ.

The following is a summary of certain principal features of the Amended and Restated 2005 Plan. The summary is not complete, and you are urged to read the complete text of the Amended and Restated 2005 Plan in its entirety.

Description of the Amended and Restated Terremark Worldwide, Inc. 2005 Executive Incentive Compensation Plan

Shares Available for Awards; Annual Per-Person Limitations

Currently, the total number of shares of our common stock that may be subject to the granting of awards under the 2005 Plan is equal to 5,500,000 shares, plus the number of shares with respect to which awards previously granted under the 2005 Plan that terminate without being exercised, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements. If the Amended and Restated 2005 Plan is approved, the total number of shares of our common stock that may be subject to the granting of awards under such plan will be 10,500,000, plus the number of shares with respect to which awards previously granted under such plan that terminate without being exercised, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.

Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the Amended and Restated 2005 Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

In addition, the Amended and Restated 2005 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year, the number of options, stock appreciation rights (“SARs”), restricted shares of our common stock, deferred shares of our common stock, shares as a bonus or in lieu of other obligations of ours, and other stock-based awards granted to any one participant may not exceed 500,000 for each type of these awards, subject to adjustment in specified circumstances. The maximum amount that may be earned by any one participant as a performance award in respect of a performance period of one year is $1,000,000, and the maximum amount that may be earned by one participant as a performance award in respect of a performance period greater than one year is $5,000,000.

A committee of our board of directors, which we refer to as the committee, is to administer the Amended and Restated 2005 Plan. See “Administration”, below. The committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of our common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the Amended and Restated 2005 Plan are the officers, directors, employees, consultants and any other person who provides services to us and our related entities. An employee on leave of absence may be considered as still in our employ or the employ of a related entity for purposes of eligibility for participation in the Amended and Restated 2005 Plan.

Administration

Our board of directors shall select the committee that will administer the Amended and Restated 2005 Plan. All committee members must be “non-employee directors” as defined by Rule 16b-3 under the Exchange Act, “outside directors” for purposes of Section 162(m) of the Code, and independent as defined by the NASDAQ or any other national securities exchange on which any of our securities may be listed for trading in the future. However, except as otherwise required to comply with Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, our board of directors may exercise any power or authority granted to the committee. Subject to the terms of the Amended and Restated 2005 Plan, the committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Amended and Restated 2005 Plan and make all other determinations that may be necessary or advisable for the administration of the Amended and Restated 2005 Plan.

Stock Options and Stock Appreciation Rights (SARs)

The committee is authorized to grant stock options, including both incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise (or the “change in control price,” as defined in the Amended and Restated 2005 Plan, following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the committee, but in the case of an ISO must not be less than the fair market value of a share of our common stock on the date of grant. For purposes of the Amended and Restated 2005 Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the committee or under procedures established by the committee. Unless otherwise determined by the committee or our board of directors, the fair market value of our common stock as of any given date shall be the closing sales price per share of our common stock as reported on the principal stock exchange or market on which our common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the committee, except that no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the committee otherwise determines will not result in a financial accounting charge to us), outstanding awards or other property having a fair market value equal to the exercise price, as the committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the committee. SARs granted under the Amended and Restated 2005 Plan may include “limited SARs” exercisable for a stated period of time following a change in control of the Company or upon the occurrence of some other event specified by the committee, as discussed below.

Restricted and Deferred Stock

The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock that may not be sold or disposed of, and which may be forfeited in the event of specified terminations of employment or service, prior to the end of a restricted period specified by the committee. A participant granted restricted stock generally has all of the rights of our stockholders, unless otherwise determined by the committee. An award of deferred stock confers upon a participant the right to receive shares of our common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of specified terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The committee is authorized to grant shares of our common stock as a bonus, free of restrictions, or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the Amended and Restated 2005 Plan or other plans or compensatory arrangements, subject to terms the committee may specify.

Other Stock-Based Awards

The committee is authorized to grant awards under the Amended and Restated 2005 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. These awards might include rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the committee, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The committee determines the terms and conditions of these awards.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of an award, and the timing of these awards, may be subject to performance conditions (including subjective individual goals) as may be specified by the committee. In addition, the Amended and Restated 2005 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock or other awards upon achievement of specified pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons who the committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the committee, be subject to provisions that should qualify these awards as “performance-based compensation” not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and each other person whose compensation is required to be disclosed in our filings with the SEC by reason of that person being among our three highest compensated officers, other than our chief executive officer and our principal financial officer, as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the committee, not our board of directors.

Subject to the requirements of the Amended and Restated 2005 Plan, the committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. One or more of the following business criteria for our Company, on a consolidated basis, and/or for our related entities, or for business or geographical units of our Company and/or a related entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the committee in establishing performance goals for performance awards to “covered employees” that are intended to qualify under Section 162(m):

(1) earnings per share;

(2) revenues or margin;

(3) cash flow;

(4) operating margin;

(5) return on net assets;

(6) return on investment;

(7) return on capital;

(8) return on equity;

(9) economic value added;

(10) direct contribution;

(11) net income,

(12) pretax earnings;

(13) earnings before interest, taxes, depreciation and amortization;

(14) earnings after interest expense and before extraordinary or special items;

(15) operating income;

(16) income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of our Company;

(17) working capital;

(18) management of fixed costs or variable costs;

(19) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures;

(20) total stockholder return;

(21) debt reduction;

(22) market share;

(23) entry into new markets, either geographically or by business unit;

(24) customer retention and satisfaction;

(25) strategic plan development and implementation, including turnaround plans;

(26) the fair market value of a share; and

(27) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the committee including the Standard & Poor’s 500 Stock Index or a group of comparable companies.

The committee may exclude the impact of an event or occurrence that the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of our Company or not within the reasonable control of our Company’s management or (iii) a change in accounting standards required by generally accepted accounting principles.

In granting performance awards, the committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of the above-described business criteria. During the first 90 days of a performance period, the committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

After the end of each performance period, the committee will determine (i) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (ii) the amount of any other potential performance awards payable to participants in the Amended and Restated 2005 Plan. The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the committee’s discretion. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with terms and conditions as the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of our common stock or other property in trusts or make other arrangements to provide for payment of our obligations under the Amended and Restated 2005 Plan. The committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Amended and Restated 2005 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Exchange Act Rule 16b-3.

Awards under the Amended and Restated 2005 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by applicable law. The committee may, however, grant awards in exchange for other awards under the Amended and Restated 2005 Plan or awards under other plans maintained by us, or other rights to payment from us, and may grant awards in addition to and in tandem with these other awards, rights or other awards.

Acceleration of Vesting; Change in Control

The committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and this accelerated exercisability, lapse, expiration and, if so provided in the award agreement, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the Amended and Restated 2005 Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the committee may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any “change in control.” Upon the occurrence of a change in control, if so provided in the award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined “change in control price,” which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.

For purposes of the Amended and Restated 2005 Plan, a “change in control” means the occurrence of any of the following events (whether or not approved by our board of directors):

(i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than permitted holders, i.e., Manuel D. Medina, Francis Lee and any “controlled affiliate of Manuel D. Medina and/or Francis Lee, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 33 1/3% or more of the total voting or economic power of our voting common stock;

(ii) during any period of two consecutive years, individuals who at the beginning of this period constituted our board of directors together with any new directors whose election to our board of directors was approved by a vote of 66 2/3% of the directors then still in office cease for any reason to constitute a majority of our board of directors then in office;

(iii) we consolidate with or merge with any person or sell all or substantially all of our assets to any person, or any corporation consolidates with or merges with us, resulting in our outstanding voting common stock being changed into or exchanged for cash, securities or other property, other than where in this transaction our outstanding voting common stock is not changed or exchanged at all, except to change our jurisdiction of incorporation or in those cases where:

(A) no “person” or “group,” other than the permitted holders described above, owns immediately after this transaction 33 1/3% or more of the total voting or economic power of the voting common stock of the surviving corporation; and

(B) the holders of our voting common stock immediately prior to this transaction own at least a majority of the total voting and economic power of the voting common stock of the surviving or transferee corporation immediately after this transaction; or

(iv) any order, judgment or decree shall be entered against us decreeing our dissolution or split up of and this order remains undischarged or unstayed for a period in excess of sixty days.

Amendment and Termination

Our board of directors may amend, alter, suspend, discontinue or terminate the Amended and Restated 2005 Plan or the committee’s authority to grant awards thereunder without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by applicable law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the Amended and Restated 2005 Plan that might increase the cost of the Amended and Restated 2005 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. The Amended and Restated 2005 Plan will terminate at the earliest of (a) termination by our board of directors, (b) such time as no shares of our common stock remain available for issuance under the Amended and Restated 2005 Plan and we have no further rights or obligations with respect to outstanding awards under the Amended and Restated 2005 Plan or (c) the tenth anniversary of the original effective date of the 2005 Plan, which is August 9, 2015.

Federal Income Tax Consequences of Awards of Options

The Amended and Restated 2005 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the Amended and Restated 2005 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a related entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them; however, the optionee will otherwise be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options

The Amended and Restated 2005 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which we refer to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. However, if there is a disqualifying disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received, equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Amended and Restated 2005 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Amended and Restated 2005 Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights (SARs)

We may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the Amended and Restated 2005 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to us upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. We generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees who the committee expects to be covered employees at the time a deduction arises in connection with these options, will qualify as this “performance-based compensation,” so that these options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options under the Amended and Restated 2005 Plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m).

Section 409A

Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans,” including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the awards to be granted under the Amended and Restated 2005 Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, discounted stock options, deferred stock and SARs that are not payable in shares of our Company stock. It is our intention that any award agreement that will govern awards subject to Section 409A will comply with these new rules.

Importance of Consulting Tax Adviser

The information regarding tax rules, regulations and consequences thereof set forth above is only a summary and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

The board of directors unanimously recommends that you vote your shares “FOR” approval of the Amended and Restated 2005 Executive Incentive Compensation Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee, in accordance with its charter, conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate. This obligation is buttressed by the Company’s Code of Ethics for the Chief Executive Officer and senior financial officers, which mandates that the Chief Executive Officer and each senior financial officer shall promptly bring to the attention of the Audit Committee any information he or she may have concerning any violation of the Code of Ethics or the Company’s Code of Business Conduct, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company’s financial reporting disclosures or internal controls.

Additionally, the Company’s Code of Business Conduct, which applies to all of the Company’s employees, expressly provides that service to the Company should never be subordinated to personal gain and advantage and provides the following non-exhaustive list of conflicts to which the Company’s board of directors, or relevant committee thereof, and management will apply a higher level of scrutiny:

•	any significant ownership interest in any supplier or customer;

•	any consulting or employment relationship with any customer, supplier, or competitor;

•	any outside business activity that detracts from an individual’s ability to devote appropriate time and attention to his or her responsibilities to the Company;

•	the receipt of non-nominal gifts or excessive entertainment from any organization with which the Company has current or prospective business dealings;

•	being in the position of supervising, reviewing, or having any influence on the job evaluation, pay, or benefit of any family member; and

•	selling anything to the Company or buying anything from the Company, except on the same terms and conditions as comparable directors, officers, or employees are permitted to so purchase or sell.

The Audit Committee has not adopted formal standards to apply when it approves or ratifies related party transactions. However, traditionally, as reflected in the minutes of its meetings, the Audit Committee has followed the standard that all related party transactions must be fair and reasonable to the Company and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and services at the time they are approved or ratified by the Audit Committee.

Related Person Relationships and Transactions

We have entered into indemnification agreements with all of our directors and some of our officers to provide them with the maximum indemnification allowed under our bylaws and applicable law, including indemnification for all judgments and expenses incurred as the result of any lawsuit in which such person is named as a defendant by reason of being one of our directors, officers or employees, to the extent such indemnification is permitted by the laws of the State of Delaware. We believe that the limitation of liability provisions in our Amended and Restated Certificate of Incorporation and the indemnification agreements enhance our ability to continue to attract and retain qualified individuals to serve as directors and officers.

On February 8, 2010, we entered into a consulting agreement with Hathaway Global Strategies, LLC, a Delaware limited liability company controlled by Melissa Hathaway, a member of our board of directors. Pursuant to the terms of the consulting agreement, Ms. Hathaway will provide us with certain consultancy services within her spheres of expertise in return for an annual consulting fee equal to $100,000. Either party may terminate this agreement by delivering notice to the other party.

On May 29, 2009, in a private transaction, we sold to VMware Bermuda Limited, a wholly-owned subsidiary of Vmware, Inc., four million shares of our common stock at a purchase price of $5.00 per share, for a total purchase price equal to $20 million. As part of the Vmware vCloud Initiative, the two companies have worked together to provide leading-edge utility and cloud computing services to the enterprise and federal markets and continue to jointly cooperate to create and launch cloud infrastructure services. For the year ended March 31, 2010, we paid to VMWare $1.0 million in software licensing and other fees.

On June 13, 2006, we entered into an employment letter agreement with Arthur L. Money, a member of our board of directors. Under the terms of this letter agreement, Mr. Money agrees to serve as Director — Government, Military and Homeland Security Affairs. The original term of the employment letter expired on January 31, 2007; however, the employment letter continues in effect until terminated by us or him on 48 hours written notice for terminations with cause or on 90 days written notice for terminations without cause. Mr. Money’s compensation under the employment letter consists of $5,000 per month and a grant of 15,000 shares of our common stock issued under the terms of our 2005 Executive Incentive Compensation Plan. Notwithstanding his title, Mr. Money is not considered an officer of the Company, and the employment letter expressly provides he is not granted the ability to bind the Company to any agreement with a third party or to incur any obligation or liability on behalf of the Company.

We entered into an agreement with Joseph R. Wright, Jr., a member of our board of directors, commencing September 21, 2001, engaging him as an independent consultant. The original term of the agreement was one year, after which it has renewed automatically for successive one-year periods. Either party may terminate the agreement by providing 90 days notice. The agreement provides for annual compensation of $100,000, payable monthly.

We have also entered into a consulting agreement with Guillermo Amore, a member of our board of directors, engaging him as an independent consultant. The agreement, effective October 2006, provides for annual compensation of $240,000, payable monthly. In addition, in October 2006, our board of directors approved the issuance of 50,000 shares of nonvested stock to Mr. Amore with a vesting period of one year.

In May 2003, we entered into a subcontractor agreement with Fusion Telecommunications International, Inc. to provide Internet protocol services under our agreement with the Diplomatic Telecommunications Service — Program Office for 16 U.S. embassies and consulates in Asia and the Middle East with another one scheduled to be installed. Fusion’s Chief Executive Officer, Marvin Rosen, is one of our directors. In addition, Fusion’s former Chairman, Joel Schleicher, and Kenneth Starr, one of Fusion’s other directors, formerly served on our board of directors. Manuel D. Medina, our Chairman, President and Chief Executive Officer, and Mr. Wright, formerly served on Fusion’s board of directors. For the years ended March 31, 2010, 2009 and 2008, we did not purchase any services from Fusion.

INDEPENDENT ACCOUNTANTS

KPMG LLP

For the fiscal years ended March 31, 2010 and 2009, KPMG served as our independent registered certified public accounting firm. A representative from KPMG is expected to attend the 2010 annual meeting of stockholders and will have the opportunity to make a statement and answer appropriate questions from stockholders.

Fees and Services of Independent Auditors

Set forth in the table below are the fees billed for services by KPMG for our fiscal years ended March 31, 2010 and 2009 (in millions):

	Fiscal Year Ended March 31,
	2010	2009

Audit Fees	$2.0	$1.7
Audit-Related Fees	—	—

	$2.0	$1.7

Audit fees primarily represent amounts for services related to the audit of our consolidated financial statements and internal control over financial reporting, reviews of financial statements included in our Forms 10-Q, preparation of comfort and related letters, and consents provided in connection with our registration statements and procedures performed in connection with our acquisitions.

Audit-Related Fees

There were no fees billed by KPMG for audit-related services for the years ended March 31, 2010 or 2009.

Tax Fees

There were no fees billed by KPMG for tax services for the years ended March 31, 2010 or 2009.

All Other Fees

There were no fees billed by KPMG for other services for the years ended March 31, 2010 or 2009.

Audit Committee Pre-Approval

Our Audit Committee has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by our independent auditors. The services requiring pre-approval by the Audit Committee may include audit services, audit related services, tax services and other services. The pre-approval requirement is waived with respect to the provision of non-audit services if (i) the aggregate amount of all such non-audit services provided to us constitutes not more than 5% of the total amount of revenues paid by us to our independent auditors during the fiscal year in which such non-audit services were provided, (ii) such services were not recognized at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee or by one or more of its members to whom authority to grant such approval has been delegated by the Audit Committee.

Our Audit Committee pre-approved all services provided to us by KPMG for the years ended March 31, 2010 and 2009.

PROPOSAL NO. 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANT

The Audit Committee has selected and appointed KPMG to act as our independent registered certified public accounting firm for the 2011 fiscal year. KPMG was our independent auditor for the fiscal year ended March 31, 2010. Although stockholder ratification is not required by our bylaws or otherwise, we believe that submitting the appointment to our stockholders is a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will re-evaluate its appointment, taking into consideration the stockholders’ vote. However, the Audit Committee is solely responsible for the appointment and termination of our auditors and may do so at any time in its discretion. Even if the appointment is ratified, our Audit Committee may engage a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The board of directors unanimously recommends that you vote your shares “FOR” ratification of the appointment of KPMG as our registered certified public accounting firm for the 2011 fiscal year.

OTHER BUSINESS

As of the date of this proxy statement, we do not know of any other matters to be brought before the annual meeting. However, if any other matters should properly come before the annual meeting, it is the intention of the persons named in the proxy to vote thereon in accordance with their best judgment, unless they are directed by a proxy to do otherwise.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement and form of proxy relating to our 2011 annual meeting of stockholders may do so by filing a written notice of the proposal with our Corporate Secretary at the address indicated below. Such proposal must be received by us no later than February 16, 2011, and must otherwise comply in all respects with the applicable rules and regulations set forth by the SEC relating to the inclusion of stockholder proposals. Stockholder proposals must include, with respect to each matter the stockholder intends to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and record address of the stockholder proposing the business; (c) the class and number of shares of our common stock that are owned by the stockholder; and (d) any material interest of the stockholder in such business.

Any proposal submitted with respect to our 2011 annual meeting of stockholders that is submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered timely if we receive written notice of that proposal not fewer than 90 days, and no more than 120 days, prior to the first anniversary of the date on which we first mailed this proxy statement. However, if the date of our 2011 annual meeting of stockholders is changed by more than 30 days from the date of our 2010 annual meeting of stockholders, then the notice and proposal will be considered untimely if it is not received at least 90 days prior to the newly-announced date that we mail the proxy statement.

Send all proposals to Adam T. Smith, Corporate Secretary, Terremark Worldwide, Inc., One Biscayne Tower, 2 South Biscayne Boulevard, Suite 2800, Miami, Florida 33131.

ANNEX A

AMENDED AND RESTATED TERREMARK WORLDWIDE, INC. 2005
EXECUTIVE INCENTIVE COMPENSATION PLAN

AMENDED AND RESTATED

TERREMARK WORLDWIDE, INC.

2005 EXECUTIVE INCENTIVE COMPENSATION PLAN

AMENDED AND RESTATED

TERREMARK WORLDWIDE, INC.

2005 EXECUTIVE INCENTIVE COMPENSATION PLAN

1. Purpose.  This AMENDED AND RESTATED TERREMARK WORLDWIDE, INC. 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN amends and restates, in its entirety, the TERREMARK WORLDWIDE, INC. 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN (collectively, the “Plan”). The purpose of this Plan is to assist Terremark Worldwide, Inc., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(r) “Effective Date” means the original effective date of the Plan, which shall be August 9, 2005. The “Effective Date” of the Plan, as amended and restated, shall be May   , 2010.

(s) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(w) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(z) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(aa) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(dd) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(ff) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(jj) “Prior Plans” mean the Terremark Worldwide, Inc. 1996 Stock Option Plan, the Terremark Worldwide, Inc. 2000 Directors’ Stock Option Plan, and the Terremark Worldwide, Inc. Amended and Restated 2000 Stock Option Plan.

(kk) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ll) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(mm) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(nn) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(pp) “Shares” means the shares of common stock of the Company, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee.  The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority.  The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 10,500,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award..  No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(iv) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of Incentive Stock Options shall be 10,500,000.

(d) No Further Awards Under Prior Plans.  In light of the adoption of this Plan, no further awards shall be made under the Prior Plans after the Effective Date.

5. Eligibility; Per-Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 500,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 500,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $5,000,000.

6. Specific Terms of Awards.

(a) General.  Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company’s shareholders.

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing, without shareholder approval.

(ii) Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights.  Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award.  The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions.  Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents.  Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the American Stock Exchange or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award. The Company does not make any representation to the Participant that any Awards awarded under this Plan will be exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless any Participant or Beneficiary for any tax, additional tax, interest or penalties that any Participant or Beneficiary may incur in the event that any provision of this Plan, any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

(iii) Notwithstanding the foregoing, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

8. Code Section 162(m) Provisions.

(a) Covered Employees.  The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b) Performance Criteria.  If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than twelve (12) months and no longer than five (5) years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification.  No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(b) Definition of “Change in Control”.  Unless otherwise specified in an Award Agreement, a “Change in Control” means the occurrence of any of the following events (whether or not approved by the Board of Directors of the Company): (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders (ie, Manuel D. Medina, Francis Lee and any “controlled Affiliate of Manuel D. Medina and/or Francis Lee), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 33 1/3% or more of the total voting or economic power of the voting Common Stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such board or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office; (iii) the Company consolidates with or merges with or into any Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any corporation consolidates with or merges into or with the Company, in any such event pursuant to a transaction in which the outstanding voting Common Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding voting Common Stock of the Company is not changed or exchanged at all (except to the extent necessary solely to reflect a change in the jurisdiction of incorporation of the Company or where (A) no “person” or “group,” other than Permitted Holders, owns immediately after such transaction, directly or indirectly, 33 1/3% or more of the total voting or economic power of the voting Common Stock of the surviving corporation and (B) the holders of the voting Common Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the total voting and economic power of the voting Common Stock of the surviving or transferee corporation immediately after such transaction); or (iv) any order, judgment or decree shall be entered against the Company decreeing the dissolution or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of sixty days.

10. General Provisions.

(a) Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delawarewithout giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan.  The Plan shall become effective on the original Effective Date, and the amended and restated Plan shall become effective on the new Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the original Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

ANNUAL MEETING OF TERREMARK WORLDWIDE, INC.

Date:	July 16, 2010
Time:	10 A.M. Eastern Time
Place:	50 Northeast 9th Street, Miami, Florida 33132
Please make your marks like this:   ☒  Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR the Following Proposal 1, 2, and 3.

1:	Election of the following director nominees to the Company’s Board of Directors to serve until the 2011 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:
Directors Recommend
		For		Withheld	ê
	01 Manuel D. Medina	☐		☐	For
	02 Joseph R. Wright, Jr.	☐		☐	For
	03 Guillermo Amore	☐		☐	For
	04 Frank Botman	☐		☐	For
	05 Antonio S. Fernandez	☐		☐	For
	06 Arthur L. Money	☐		☐	For
	07 Marvin S. Rosen	☐		☐	For
	08 Rodolfo A. Ruiz	☐		☐	For
	09 Timothy S. Elwes	☐		☐	For
	10 Melissa Hathaway	☐		☐	For

		For	Against	Abstain
2:	Approval of the Amended and Restated 2005 Executive Incentive Compensation Plan	☐	☐	☐	For

3:	To ratify the appointment of KPMG LLP as the Company’s independent auditors.	☐	☐	☐	For

4:	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in proposal 1, FOR Proposals 2, and 3.

Please indicate if you plan to attend this meeting:	☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above
NOTE: Your signature should appear exactly the same as your name appears hereon. If signing as partner, attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed within the United States.

Annual Meeting of TERREMARK WORLDWIDE, INC.
to be held on Friday, July 16, 2010
This proxy is being solicitied on behalf of the Board of Directors

VOTED BY:
INTERNET		TELEPHONE

Go To www.proxypush.com/tmrk • Cast your vote online. • View Meeting Documents.	OR	1-866-390-5316 • Use any touch-tone telephone. • Have your Voting Instruction Form/ProxyCard ready. • Follow the simple recorded instructions.
MAIL

OR	•	Mark, sign and date your Voting Instruction Form/ProxyCard.
	•	Detach your Voting Instruction Form/ProxyCard.
	•	Return your Voting Instruction Form/ProxyCard in the postage-paid envelope provided.
The undersigned hereby appoints Adam T. Smith and Jose A. Segrera, and each of them individually, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock, par value $0.001 per share, of Terremark Worldwide, Inc. (the “Company”), which the undersigned may be entitled to vote at our 2010 Annual Meeting of Stockholders to be held at 10:00 a.m. on Friday, July 16, 2010, at the NAP of the Americas, located at 50 Northeast 9th Street, Miami, Florida 33132, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN; AND IN THE DISCRETION OF THE PROXIES, “FOR” OR “AGAINST” ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
All votes must be received by 11:59 P.M., Eastern Time, July 15, 2010.
PROXY TABULATOR FOR
TERREMARK WORLDWIDE, INC.
C/O MEDIANT COMMUNICATIONS, LLC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Revocable Proxy — TERREMARK WORLDWIDE, INC.
Annual Meeting of Stockholders
July 16, 2010, 10:00 a.m. (Eastern Time)
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of 2010 Annual Meeting of Stockholders and the Proxy Statement, both dated June 16, 2010, and the Company’s 2010 Annual Report to Stockholders.
This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted:
FOR the nominees for directors specified
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

ANNUAL MEETING OF TERREMARK WORLDWIDE, INC.

Date:	July 16, 2010
Time:	10 A.M. Eastern Time
Place:	50 Northeast 9th Street, Miami, Florida 33132
Please make your marks like this: ☒ Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR the Following Proposal 1, 2, and 3.
1:	Election of the following director nominees to the Company’s Board of Directors to serve until the 2011 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:

Directors
Recommend
	For	Withheld	ê
01 Manuel D. Medina	☐	☐	For
02 Joseph R. Wright, Jr.	☐	☐	For
03 Guillermo Amore	☐	☐	For
04 Frank Botman	☐	☐	For
05 Antonio S. Fernandez	☐	☐	For
06 Arthur L. Money	☐	☐	For
07 Marvin S. Rosen	☐	☐	For
08 Rodolfo A. Ruiz	☐	☐	For
09 Timothy Elwes	☐	☐	For
10 Melissa Hathaway	☐	☐	For

		For	Against	Abstain

2:	Approval of the Amended and Restated 2005 Executive Incentive Compensation Plan	☐	☐	☐	For

3:	To ratify the appointment of KPMG LLP as the Company’s independent auditors.	☐	☐	☐	For

4:	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in proposal 1, FOR Proposals 2, and 3.

Please indicate if you plan to attend this meeting:	☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

NOTE: Your signature should appear exactly the same as your name appears hereon. If signing as partner, attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed within the United States.

Annual Meeting of TERREMARK WORLDWIDE, INC.
to be held on Friday, July 16, 2010
This proxy is being solicitied on behalf of the Board of Directors

VOTED BY:
INTERNET		TELEPHONE

Go To
www.proxypush.com/tmrk		1-866-390-5316
• Cast your vote online. • View Meeting Documents.	OR	• Use any touch-tone telephone. • Have your Voting Instruction Form/ProxyCard ready.
• Follow the simple recorded instructions.
MAIL

OR	•	Mark, sign and date your Voting Instruction Form/ProxyCard.
	•	Detach your Voting Instruction Form/ProxyCard.
	•	Return your Voting Instruction Form/ProxyCard in the postage-paid envelope provided.
The undersigned hereby appoints Adam T. Smith and Jose A. Segrera, and each of them individually, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Series I Convertible Preferred Stock, par value $0.001 per share, of Terremark Worldwide, Inc. (the “Company”), which the undersigned may be entitled to vote at our 2010 Annual Meeting of Stockholders to be held at 10:00 a.m. on Friday, July 16, 2010, at the NAP of the Americas, located at 50 Northeast 9th Street, Miami, Florida 33132, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. Each outstanding share of Series I Convertible Preferred Stock entitles the undersigned to cast that number of votes on the proposal equal to the number of whole shares of the Company’s Common Stock into which the undersigned’s shares of Series I Convertible Preferred Stock can be converted. As of the record date, May 28, 2010, each share of Series I Convertible Preferred Stock may be converted into 3,333 shares of the Company’s common stock, par value $0.001 per share.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN; AND IN THE DISCRETION OF THE PROXIES, “FOR” OR “AGAINST” ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
All votes must be received by 11:59 P.M., Eastern Time, July 15, 2010.

PROXY TABULATOR FOR

TERREMARK WORLDWIDE, INC. C/O MEDIANT COMMUNICATIONS, LLC. P.O. BOX 8016 CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Revocable Proxy — TERREMARK WORLDWIDE, INC.
Annual Meeting of Stockholders
July 16, 2010, 10:00 a.m. (Eastern Time)
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of 2010 Annual Meeting of Stockholders and the Proxy Statement, both dated June 16, 2010, and the Company’s 2010 Annual Report to Stockholders.
This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted:
FOR the nominees for directors specified
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)